UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

The Flex-funds Trust 6125 Memorial Drive Dublin, OH	43017

Bruce McKibben

c/o The Flex-funds Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 800-325-3539

Date of fiscal year end: December 31, 2006

Date of reporting period: December 31, 2006

Item 1.	Report to Stockholders.

The Flex-funds

2006 Annual Report

December 31,2006

The Flex-funds
Managed by Meeder Asset Management, Inc.
6125 Memorial Drive, Dublin Ohio, 43017
Call Toll Free 800-325-3539 | 760-2159
Fax: 614-766-6669 | www.flexfunds.com
Email: flexfunds@meederfinancial.com

The Flex-funds	2006 Annual Report December 31, 2006

TABLE OF CONTENTS

Letter to Shareholders	Page 1	The Quantex Fund™	Page 16
The Muirfield Fund®	Page 6	The Total Return Utilities Fund	Page 18
The Dynamic Growth Fund	Page 8	The U.S. Government Bond Fund	Page 20
The Aggressive Growth Fund	Page 10	The Money Market Fund	Page 22
The Defensive Growth Fund	Page 12	Shareholder Expense Analysis	Page 24
The Focused Growth Fund	Page 14	Fund Holdings & Financial Statements	Page 25

Our Mission Statement

Every day our mission is to exceed, with integrity, passion. and discipline, the expectations of our shareholders and clients overall investment experience.

Core Values

The Client/Shareholder Is our #1 Priority

Always remember whom we are serving. Our livelihood depends on providing a superior overall investment experience that exceeds the expectation of our shareholders and clients.

Clarity of Purpose

Our organization has a clear, well defined vision. All our associates are committed to and understand how they will contribute to that vision.

Communication

We expect open and effective communication, full reporting, including good and bad news, and constructive feedback.

Integrity

We insist upon honesty and adhere to the highest ethical standards.

Excellence/ Innovation

Our associates strive each day for excellence in the work they perform, seek innovative ways to solve problems and introduce new ideas to take advantage of opportunities. We are a “Think Outside The Box” company.

Associate Well-being

We value the success and well-being of our associates. We recognized and reward our associates’ contributions,

Respect For Others

Respect all people, value the differences among them and treat them as you would like to be treated.

Seek First To Understand

When interacting with others, place curiosity and understanding of their perspective FIRST, setting aside pre-conceived opinions and quick judgment.

Teamwork

We are synergistic organization that works as a team to exceed our objectives.

Profit

We are profitable. Profitability enhances our services and capabilities, and affords everyone the opportunity to further their financial well-being.

The Flex-funds	2006 Annual Report December 31, 2006

Letter to Shareholders

As we reflect back on 2006, we are more than pleased with the overall performance we have provided our shareholders. For the funds that were in existence for the full year 2006, 6 of our 7 mutual funds outperformed both their primary benchmark and the average fund’s performance for each of their respective investment objectives.

The Market

The financial markets posted strong returns during the fourth quarter of 2006, despite conflicting signs about the overall health of the U.S. economy. Large-company stocks (as measured by the S&P 500 Index) gained 6.2%, and small-cap shares (as measured by the Russell 2000 Index) were up 8.6%. Meanwhile, the Dow Jones Industrial Average experienced its best month of the year in October, rising 3.4%, and finished the quarter up 6.7% to close at 12,463.

Those returns helped propel the major market indices to double-digit gains for the year. The Dow Jones Industrial Average gained 19.03% in 2006, the S&P 500 increased 15.79% and the Russell 2000 rose 18.44% (see Charts 1 through 3). Such results would be impressive in any year, but they are especially striking when one considers that all three indices had fallen into negative territory as late as mid-July.

Interest Rate cut anticipation helps boost stocks

As charts 1 through 3 illustrate, stock’s upward climb during the final three months of 2006 was virtually uninterrupted. Much of the strength was fueled by investors’ optimism that the Federal Reserve Board (“the Fed”) would begin cutting short-term interest rates early in 2007. Interest rate cuts by the Fed typically benefit equity prices. If this occurs, it would be the first time the Fed has cut rates since 2003 (see Chart 4). During that time, of course, the Fed raised rates a total of 17 times in an effort to prevent the economy from growing too rapidly and to head off inflation. There are a number of reasons behind investors’ view that the Fed will cut rates in 2007. Chief among them is the fact that the U.S. economy is experiencing a gradual decline in growth. Historically, economic

The Flex-funds 2006 Annual Report December 31, 2006	Page 1

The Flex-funds	2006 Annual Report | December 31, 2006

growth between 3 - 3.5% signifies a stable growth range. Though Gross Domestic Product (GDP) growth came in above expectations for the fourth quarter at 3.5%, the third quarter was 2.0%, and the second quarter of 2006 was 2.6%, down from 5.6% in the first quarter (see Chart 5).

The economy’s steady deceleration led many to predict that the Fed may cut interest rates soon. Investors may have also cheered the news that consumer prices in November were unchanged from the previous month as evidence that inflation was in check and that the Fed has the flexibility to stimulate the economy without causing a spike in prices.

Another key development impacting the markets during the fourth quarter was the November mid-term election, in which the control of both the U.S. House of Representatives and the U.S. Senate changed hands. This is only the third time this has happened in the mid-term elections in over 50 years. Markets hate uncertainty, and as the election neared, much of the uncertainty about which party would emerge victorious was eliminated, and stocks rallied.

A mix of optimism and concern

The sharp rise in stock prices in recent months reflects a positive outlook for an economic “soft landing” during the coming months—a scenario in which the economy grows fast enough to avoid recession, but not so quickly as to cause inflation to surge.

We, too, are generally optimistic about the state of the economy and the financial markets. Recent evidence shows that both consumer spending and retail sales in November rose by the largest amounts in four months, while inflation pressures have eased somewhat. Corporate profits also remain healthy. It is estimated that profits for the companies in the S&P 500 Index rose 14.4% on average in 2006.

That said, we remain concerned about several contradictory and potentially negative economic indicators that could spell trouble for the markets during the coming year. Specific factors that we are watching closely include the following:

*	The economic cycle. GDP has stabilized and the indication is that the economy may be in the latter stages of the economic cycle. If the economy continues to slow, corporate profits and stock market returns may suffer.

*	Inflation. Inflation continues to run at a relatively high rate. For example, core inflation (which excludes the volatile food and energy sectors) rose 2.2% during the 12 months through November—higher than the Fed’s target inflation rate of 2%. During the fourth quarter of 2006, the core inflation rate was at its highest level in over a decade (see Chart 6).

*	Housing. The housing market suffered a deepening slump throughout most of 2006. Consider, for example, that existing home sales fell for six consecutive months from April through September. During the fourth quarter, the Commerce Department revealed that investment in home building plummeted by 18.7% from July through September—the largest decline in 15 years. Furthermore, despite slight increases in sales of previously owned homes in October and November, prices for existing homes sold in November fell for a record fourth consecutive month on a year-over-year basis.

Page 2	The Flex-funds 2006 Annual Report | December 31, 2006

The Flex-funds	2006 Annual Report December 31, 2006

This pronounced weakness in housing requires close monitoring, as the housing market often has a significant impact on the overall economy. The Wall Street Journal highlighted this relationship in a recent article showing that construction permits to build new homes have declined by nearly 30% since August 2005—and that of the eight similar declines since 1950, seven were followed by recessions (see Chart 7).

*Employment and productivity. The unemployment rate continued to hover near a five-year low during the fourth quarter (see Chart 8). While low unemployment certainly is good news for workers, it also presents the potential to generate excessive wage inflation that can spread to the overall economy. Consider that wages grew by 4.1% during the 12 months through November—significantly higher than the overall rate of inflation. Such wage increases, when combined with relatively low worker productivity in recent months, could fuel inflation.

*The yield curve. Throughout the fourth quarter, the yield on a two-year Treasury note continued to be higher than the yield on a 10-year Treasury bond, resulting in an inverted yield curve. An inverted yield curve is one in which yields on short-term treasuries rise above yields on longer-term treasuries. Historically, extended inverted yield curves often have been followed by economic slowdowns and recessions.

It’s important to note, however, that predicting recessions is notoriously difficult. Furthermore, it does not appear that a near-term recession is a likely scenario. However, the current state of the yield curve (as well as the housing market) merits careful observation during the coming months.

Given these less-than-ideal conditions, the recent surge in stock prices gives us pause. It appears that many investors are simply chasing returns without paying enough attention to the underlying fundamentals of the economy—some which are decidedly negative. In our view, investors have adopted an attitude that “all new is good news” and are focusing too much on positive developments while ignoring or downplaying some of the risks associated with this market.

A disciplined, more conservative approach

Our quantitative investment models that help guide us in determining how much of The Muirfield and The Defensive Growth Funds are invested in the stock market continue to indicate that the risk/reward relationship of the stock market is generally positive.

That said, in regard to those Flex-funds that employ a fund of funds strategy, we maintained a relatively conservative strategy in our equity allocation due to the types of risks outlined above. We continued to favor shares of high-quality large companies in sectors such as consumer staples, financial services and utilities, a strategy we adopted earlier in the year. The reason: Large companies tend to deliver more stable and predictable earnings growth than smaller companies during periods when economic growth slows.

Additionally, an examination of price/earnings ratios (P/Es) suggest that small-company stocks are overvalued relative to large-company shares.

The Flex-funds 2006 Annual Report December 31, 2006	Page 3

The Flex-funds	2006 Annual Report December 31, 2006

Consider Chart 9, which compares the P/E ratios of the Russell 2000 Index (small-cap stocks) to the Russell 1000 Index (large-cap stocks) over time. Based on this analysis, large-company stocks offer more attractive valuations—and therefore stronger return potential—than their small-cap peers.

We also continue to emphasize value stocks over growth stocks for those Flex-funds that employ a fund of funds strategy. Value stocks typically offer greater downside protection than shares of pricier growth stocks when the economy and markets stumble. We believe that value stocks are likely to perform well on a relative basis during the coming months as investors increasingly begin to appreciate the gap between stock prices and the underlying fundamentals of the economy.

Meanwhile, our fixed-income models suggested that interest rates would decline modestly during the third and fourth quarters, and we maintained relatively long average maturities in The U.S. Government Bond Fund, to lock in yields in anticipation of lower rates.

Looking ahead

Our outlook, on balance, can best be described as cautiously optimistic. While there are encouraging signs about the future, we are far from complacent about the overall health of the economy and the financial markets. With that in mind, we will continue to pay close attention to data on the economy, the housing market and the inflation, as well as the technical condition and trends of the market, and make appropriate adjustments to The Flex-funds as necessary.

It is important to note that the recent run up in stock prices has encouraged many investors to throw caution to the wind and rush to participate in the markets any way they can. In such environments, emotion and greed can easily cloud rational judgment. By contrast, our quantitative investment disciplines are designed to circumvent emotion-based investing and focus on providing a time-tested, disciplined approach to the long-term growth and protection of capital.

On behalf of all our employees, I thank you for the continued trust and confidence you have placed in our investment management services. We look forward to working with you and helping you achieve your financial goals.

Sincerely,

Robert S. Meeder, Jr. President The Flex-funds

Chart 9: Small-Caps are Overvalued

Page 4	The Flex-funds 2006 Annual Report December 31, 2006

The Flex-funds	2006 Annual Report December 31, 2006

2006 Mutual Fund Commentary

Fund of Funds

The Muirfield Fund®	Page 6
The Dynamic Growth Fund	Page 8
The Aggressive Growth Fund	Page 10
The Defensive Growth Fund	Page 12
The Focused Growth Fund	Page 14

Stock Funds

The Quantex Fund™	Page 16
The Total Return Utilities Fund	Page 18

Fixed-Income Funds

The U.S. Government Bond Fund	Page 20
The Money Market Fund	Page 22

The Flex-funds 2006 Annual Report December 31, 2006	Page 5

The Flex-funds	2006 Annual Report December 31, 2006

The Muirfield Fund®

Annual Market Perspective

The Muirfield Fund® strives to earn attractive returns during low-risk investment environments and to minimize losses during high-risk environments.

For the year ended December 31, 2006, The Muirfield Fund® returned 13.62%, outperforming the average Asset Allocation Fund, which returned 11.43%*.

Given that, as conditions warrant, The Muirfield Fund® is sometimes invested “defensively” (either partially or fully invested in cash equivalent securities), we believe the most appropriate benchmark comparison of performance is a blended index consisting of 60% of the return of the S&P 500 Index and 40% of the return of the 90-day U.S. Treasury Bill. For 2006, this blended index returned 11.50%.

From the beginning of 2006 until late June, our tactical asset allocation model indicated that the risk/reward relationship of the stock market remained, on balance, positive. Due to this, The Fund maintained a fully invested equity position. However, our quantitative investment model, which assesses the risk/reward relationships of the stock market, began to indicate a potentially high risk stock market environment in late June. Some of the factors which contributed to this analysis were the trend of Federal Reserve interest rate hikes, an extremely flat yield curve and a lack of price support in a majority of our stock market trend indicators. Due to these factors and keeping with the spirit of The Fund’s defensive strategy, we concluded that the most prudent and conservative decision was to adopt a partially (15%-35%) defensive position throughout most of the third quarter. With hindsight, adopting this partially defensive position detracted from The Fund’s performance.

Consistent with this decision and continuing signs of slowing economic growth, we also continued to increase our remaining equity exposure to large-cap, value oriented securities while eliminating our exposure to small-cap holdings and reducing our exposure to international holdings.

As the third quarter progressed, our model improved and we gradually increased our equity exposure back to a fully-invested position by quarter-end. We maintained a fully invested position in equities for the remainder of 2006, which turned out to be a positive decision, allowing The Fund to fully participate in the stock market’s strength during the fourth quarter.

One final note, our exposure to international funds during the year contributed nicely to The Fund’s performance.

*Source: Morningstar

Page 6	2006 Annual Report December 31, 2006

The Flex-funds	2006 Annual Report | December 31, 2006

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2006.

	3 Months	1 Year	3 Year	5 Year	10 Year
The Muirfield Fund®	6.97%	13.62%	7.41%	6.94%	6.31%
60% S&P 500 Index & 40% 90-day T-bills	4.54%	11.50%	7.58%	4.72%	6.56%
S&P 500 Index[2]	6.70%	15.79%	10.45%	6.19%	8.42%

[1]	Inception date for The Muirfield Fund® is 8/10/88
[2]

The S&P 500 Index is a widely recognized unmanaged index of common stock prices that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2006 and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Muirfield Fund during the periods shown above. Source for index data: Morningstar, Inc.

The Growth of $10,000 chart compares The Muirfield Fund’s® value to the S&P 500 Index and to an index composed of 60% of the S&P 500 Index and 40% of 90-day T-bills (“the 60/40 index”). The chart is intended to give you a general idea of how The Fund performed compared to these indices over the period from December 31, 1996 to December 31, 2006. An understanding of the differences between The Fund and these indices is important. The S&P 500 Index is a hypothetical unmanaged index of common stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees; likewise, the 60/40 index is a hypothetical unmanaged index of common stocks and 90-day T-bills. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Flex-funds 2006 Annual Report | December 31, 2006	Page 7

The Flex-funds	2006 Annual Report December 31, 2006

The Dynamic Growth Fund

Annual Market Perspective

When large-cap stocks began to demonstrate relative strength mid-year, we began rotating The Dynamic Growth Fund’s holdings to large-cap company stock funds.

For the 12-month period ended December 31, 2006, The Dynamic Growth Fund outperformed the S&P 500 Index, with a total return of 15.96%, versus the benchmark’s return of 15.79%. Additionally, in 2006, only 28% of all growth funds outperformed the S&P 500. The average Growth Fund returned 12.15%’ in 2006. Based upon these comparisons we are quite pleased with The Fund’s performance in 2006.

During the first half of 2006, The Dynamic Growth Fund held positions in mutual funds that invest in mid-cap stocks along with nominal small-cap exposure. This decision aided in The Fund’s performance for the first quarter, but detracted from performance during most of the second quarter. Our analysis continued to suggest a slowing domestic economy was approaching and we began the process of decreasing our small/mid-cap positions near the end of the second quarter. Historically as the economy begins to slow, smaller companies find it more challenging than large companies to maintain their level of earnings growth. However, we waited until the end of May, when large-cap stocks began to demonstrate relative strength, to begin rotating The Dynamic Growth Fund’s holdings to large-cap stock funds. Some of The Fund’s outperformance can be attributed to these market capitalization shifts.

We also maintained international exposure throughout 2006 with a focus on developed international markets. As foreign markets outpaced domestic markets for yet another year it aided performance for The Fund. Solid mergers and acquisitions (M&A) activity fueled security specific gains in The Fund’s international holdings. Furthermore, the Allianz NACM International Fund returning 30.37%, versus the MSCI EAFE Index that returned 26.34%.

At the end of the year, The Fund was approximately 75% invested in large-cap funds, with 15% in mid-cap funds and 10% in developed international funds.

*Source: Morningstar

Page 8	The Flex-funds 2006 Annual Report December 31, 2006

The Flex-funds	2006 Annual Report | December 31, 2006

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2006

	3 Months	1 Year	3 Year	5 Year	Since Inception[1]
The Dynamic Growth Fund	7.16%	15.96%	8.05%	5.59%	-0.26%
S&P 500 Index[2]	6.70%	15.79%	10.45%	6.19%	2.20%

[1]	Inception date for the Dynamic Growth Fund is 2/29/00.
[2]

The S&P 500 index is a widely recognized unmanaged index of common stock prices that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2006, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Dynamic Growth Fund during the periods shown above. Source for index data: Morningstar, Inc.

The Growth of $ 10,000 chart compares The Dynamic Growth Fund’s value to the S&P 500 Index. The chart is intended to give you a general idea of how The Fund performed compared to this benchmark over the period from its inception on February 29, 2000 to December 31, 2006. An understanding of the differences between The Fund and this index is important. The S&P 500 Index is a hypothetical unmanaged index of common stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Flex-funds 2006 Annual Report | December 31, 2006	Page 9

The Flex-funds	2006 Annual Report | December 31, 2006

The Aggressive Growth Fund

Annual Market Perspective

As our conviction in a slowing economy increased, we eliminated many of our pure growth holdings like emerging market funds that are dependent on a strong global demand for commodities.

For the 12-month period ended December 31, 2006, The Aggressive Growth Fund returned 13.54%, outperforming its benchmark, the NASDAQ Composite Index, which returned 10.39% and the average Aggressive Growth Fund return of 9.36%*. We are pleased with The Fund’s performance and believe that The Fund is well positioned for the coming year.

During the first half of the year, The Aggressive Growth Fund’s overweight positions in mid-cap funds and the utilities sector aided performance. We maintained an overweight in the utilities sector throughout the year. Our overall macro view showed a slowing economy, and we adjusted The Fund’s holdings based on that view. This analysis was derived from a combination of stabilizing GDP numbers, a cooling housing market, and the negative implications these factors pose for consumer spending. Large-cap funds historically outperform smaller companies in a decelerating economy as do value funds versus growth funds. Our positions in large-cap value funds aided performance throughout the year. In particular, the iShares Russell 1000 Value Index returned 22.00% for 2006 versus the NASDAQ Composite Index which returned 10.39%.

Early in the year, international funds and emerging markets were a large portion of the The Fund’s holdings at 30%. As our conviction in a slowing economy increased, we eliminated many of our pure growth holdings, like emerging market funds that are dependent on a strong global demand for commodities. Commodities, and in particular the energy sector, came under fire after reaching a high in July. While others focus on the symptoms of rising crude inventories, we see slowing global economic growth as the key driver of decreased consumer demand. By the end of the first quarter, we had transitioned out international holdings from the emerging markets to develop international markets with a focus on continental Europe.

By year-end, our domestic holdings consisted primarily of 70% large-cap funds, 15% in mid-cap funds and 5% in small-cap funds. We also maintained a 10% exposure in developed international funds.

*Source:	Morningstar

Page 10	The Flex-funds 2006 Annual Report | December 31, 2006

The Flex-funds	2006 Annual Report December 31, 2006

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2006

	3 Months	1 Year	3 Year	5 Year	Since Inception [1]
The Aggressive Growth Fund	6.71%	13.54%	7.19%	4.67%	-2.85%
Nasdaq Composite Index[1]	7.15%	10.39%	7.17%	4.99%	-8.81%

[1]	Inception date for The Aggressive Growth Fund is 2/29/00.
[2]

The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and small-cap stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2006, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Aggressive Growth Fund during the periods shown above. Source for index data: Morningstar, Inc.

The Growth of $10,000 chart compares The Aggressive Growth Fund’s value to the Nasdaq Composite Index. The chart is intended to give you a general idea of how The Fund performed compared to this benchmark over the period from its inception on February 29, 2000 to December 31, 2006. An understanding of the differences between The Fund and this index is important. The Nasdaq Composite Index is a hypothetical unmanaged index of small-cap and Nasdaq National Market stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Flex-funds 2006 Annual Report December 31, 2006	Page 11

The Flex-funds	2006 Annual Report | December 31, 2006

The Defensive Growth Fund

Annual Market Perspective

As the third quarter progressed, our quantitative model indicated an improvement for equity ownership and we gradually increased our equity exposure back to a fully-invested position by the quarter-end.

From The Fund’s inception (January 31, 2006) to year-end, The Defensive Growth Fund returned 5.84%. By comparison, for the same period, the average Asset Allocation Fund returned 8.44%*.

Given that, as conditions warrant, The Defensive Growth Fund is sometimes invested “defensively” (either partially or fully invested in cash equivalent securities), we believe the most appropriate benchmark comparison of performance is a blended index consisting of 60% of the return of the S&P 500 Index and 40% of the return of the 90-day U.S. Treasury Bill. For the period from January 31, 2006 to year-end, this blended index returned 9.56%.

From The Fund’s inception of January 31, 2006 until late June, our tactical asset allocation model indicated that the risk/reward relationship of the stock market remained, on balance, positive. Due to this, The Fund maintained a fully invested equity position. However, our quantitative investment model, which assesses the risk/reward relationships of the stock market, began to indicate potentially high risk stock market environment in late June. Some of the factors which contributed to this analysis were the trend of Federal Reserve interest rate hikes, an extremely flat yield curve and a lack of price support in a majority of our stock market trend indicators. Due to these factors and keeping with the spirit of The Fund’s defensive strategy, we concluded that the most prudent and conservative decision was to adopt a partially (15%-35%) defensive position throughout most of the third quarter. With hindsight, adopting this partially defensive position detracted from The Fund’s performance.

Consistent with this decision and continuing signs of slowing economic growth, we also continued to increase our equity exposure to large-cap value oriented securities, while eliminating our exposure to small-cap holdings, and reducing our exposure to international holdings. In total, our small-cap holdings from January 31, 2006 to late May detracted from The Fund’s performance for the year.

As the third quarter progressed, our quantitative model improved and we gradually increased our equity exposure back to a fully invested position by quarter-end. We maintained a fully invested position in equities for the remainder of 2006, which turned out to be a positive decision, allowing The Fund to fully participate in the stock market’s strength during the fourth quarter.

One final note, our exposure to international funds during the year contributed nicely to The Fund’s performance.

*Source:	Morningstar

Page 12	The Flex-funds 2006 Annual Report | December 31, 2006

The Flex-funds	2006 Annual Report December 31, 2006

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2006

	3 Months	Since Inception[1]
The Defensive Growth Fund	6.80%	5.84%
60% S&P 500 Index & 40% 90-day T-bills	4.54%	9.56%
S&P 500 Index[2]	6.70%	12.81%

[1]	Inception date for The Defensive Growth Fund is 1/31/06.
[2]

The S&P 500 Index is a widely recognized unmanaged index of common stock prices that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2006, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Defensive Growth Fund during the periods shown above. Source for index data: Morningstar, Inc.

The Growth of $10,000 chart compares The Defensive Growth Fund’s value to the S&P 500 Index and to an index composed of 60% of the S&P 500 Index and 40% of 90-day T-bills (“the 60/40 index”). The chart is intended to give you a general idea of how The Fund performed compared to these indices over the period from its inception on January 31, 2006 through December 31, 2006. An understanding of the differences between The Fund and these indices is important. The S&P 500 Index and 60/40 Index are hypothetical unmanaged indices of common stock that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Flex-funds 2006 Annual Report December 31, 2006	Page 13

The Flex-funds	2006 Annual Report December 31, 2006

The Focused Growth Fund

Annual Market Perspective

We focused on higher quality holdings, and in particular ‘value’ oriented investments.

From The Fund’s inception (January 31, 2006) to year-end, The Focused Growth Fund returned 7.91%, in comparison to the S&P 500 Index, which returned 12.81% for the same period.

The performance differential is attributable to weak performance of The Fund’s large-cap growth holdings. Initial overweights in the technology sector also hurt The Fund’s performance. While large-cap growth stocks as a whole underperformed the broader market, the technology sector was one of the worst sector performers for 2006. We dramatically reduced these positions by the second half of the year.

Our macro view was that the domestic economy would slow from a high of 5.6% GDP growth in the first quarter. Based on this analysis, we focused on higher quality holdings, and in particular value oriented investments with sustainable earnings growth. Our positions in high quality large-cap value stock funds aided performance throughout the year. Our holdings in the iShares Russell 1000 Value ETF returned 17.45% versus the S&P 500 Index that returned 12.81% for the 11-month period ending December 31, 2006.

Our international exposure aided performance throughout the year. Continued corporate restructuring and abundant Eastern European labor created many opportunities in Europe. We began transitioning our international emphasis to Continental Europe (MSCI EMU) by the end of the first quarter. This holding outperformed the broader MSCI EAFE Index.

By year-end, our domestic holdings consisted primarily of 75% large-cap exchange-traded stock funds (ETFs) with a 15% mid-cap exposure and a 10% exposure in developed international funds.

Page 14	The Flex-funds 2006 Annual Report December 31, 2006

The Flex-funds	2006 Annual Report December 31, 2006

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2006

	3 Months	Since Inception[1]
The Focused Growth Fund	6.95%	7.91%

S&P 500 Index[2]	6.70%	12.81%

[1]	Inception date for The Focused Growth Fund is 1/31/06.
[2]

The S&P 500 Index is a widely recognized unmanaged index of common stock prices that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past Performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2006, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Focused Growth Fund during the periods shown above. Source for index data: Morningstar, Inc.

The Growth of $10,000 chart compares The Focused Growth Fund’s value to the S&P 500 Index. The chart is intended to give you a general idea of how The Fund performed compared to this benchmark over the period from its inception on January 31, 2006 to December 31, 2006. An understanding of the differences between The Fund and this index is important. The S&P 500 Index is a hypothetical unmanaged index of common stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Flex-funds 2006 Annual Report December 31, 2006	Page 15

The Flex-funds	2006 Annual Report December 31, 2006

The Quantex FundTM

Annual Market Perspective

The Quantex FundTM employs a quantitative investment model to select stocks of companies that have declined significantly in price and of small, up-and-coming companies.

2006 was the first full calendar year that The Quantex FundTM employed its new investment strategy. We are pleased to report that The Quantex FundTM returned 16.67% for the year ended December 31, 2006. By comparison, the average Growth Fund returned 12.15% and the S&P Mid-Cap 400 Index, and the Russell 2000 Index returned 10.32% and 18.44% respectively.

Just as pleasing to report, since we changed The Fund’s investment strategy on April 30, 2005 through December 31, 2006, The Quantex FundTM has provided an average annual compounded rate of return of 18.31%.

The Quantex FundTM typically owns approximately 100 stocks, which are selected using a quantitative investment model that focuses on small- and mid-cap stocks. This strategy, which we refer to as our Small to Mid Cap (SMID) discipline identifies a capitalization range to select stocks from annually. Those stocks within this capitalization range, that are also part of a specific stock index, are the stocks which The Fund owns. These stocks are typically, (1) stocks of large companies that have declined in price prior to being included in The Fund (referred to as “fallen angels”), or (2) stocks of small, up-and-coming companies (“rising stars”). We have employed this strategy since 1989 for our individually managed accounts for high net-worth individual investors, retirement plans and institutional investors with considerable success.

The Fund’s overweight position in value stocks aided in performance for the year. Sector over-weightings and underweightings had nominal impacts for the year.

The best performing securities in The Fund during 2006 included Allegheny Technologies, Inc., up over 150% and Big Lots, Inc., up over 90% for the year. Dana Corp. was The Fund’s biggest disappointment, declining 80% for the year.

“Source: Morningstar

Page 16	The Flex-funds 2006 Annual Report December 31, 2006

The Flex-funds	2006 Annual Report | December 31, 2006

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2006

	3 Months	1 Year	4/30/05 to 12/31/06*	3 Year	5 Year	10 Year

The Quantex FundTM	9.38%	16.67%	18.30%	10.42%	5.22%	6.93%

S&P Mid-Cap 400 Index[1]	6.99%	10.32%	16.88%	13.11%	10.90%	13.46%

Russell 2000 Index[2]	8.92%	18.44%	21.75%	13.66%	11.46%	9.52%

S&P 500 Index[3]	6.70%	15.79%	15.14%	10.45%	6.19%	8.42%

[1]	The S&P Mid-Cap 400 Index is an unmanaged index of common stock prices of mid-sized companies.
[2]	The Russell 2000 Index is a market-capitalization weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index.
[3]	The S&P 500 Index is a widely recognized unmanaged index of common stock prices.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2006, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Quantex Fund™ during the periods shown above. Source for index data: Morningstar, Inc.

*	The Quantex Fund™ was previously known as The Highlands Growth Fund. On April 30, 2005, The Highlands Growth Fund changed its name to The Quantex Fund™, also changing the Fund’s investment objective and strategies. The Highlands Growth Fund focused on large-cap equities, while The Quantex Fund™ utilizes quantitative investment strategies that invest primarily in small- and mid-cap equities. Due to this change in strategies on April 30, 2005, the S&P 500 Index is a more comparative index for Fund performance prior to April 30, 2005. The Russell 2000 Index and S&P Mid-Cap 400 Index are more comparative indices for Fund performance after April 30, 2005. Source for index data: Morningstar, Inc.

The Growth of $10,000 chart compares The Quantex Fund’s™ value to the S&P 500 Index, the S&P Mid-Cap 400 Index, and the Russell 2000 Index. The chart is intended to show you how The Fund performed in comparison to these benchmarks from December 31, 1996 through December 31, 2006.There are important differences between The Fund and the benchmark indices. The benchmark indices are hypothetical unmanaged indices of common stock that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. Past performance does not guarantee future results.

The Flex-funds 2006 Annual Report | December 31, 2006	Page 17

The Flex-funds	2006 Annual Report | December 31, 2006

The Total Return Utilities Fund

Annual Market Perspective

Investments for The Total Return Utilities Fund are selected on the basis of fundamental analysis. We look for companies that have high credit ratings, above-average earning’s growth, and strong management.

The Total Return Utilities Fund had another strong year of absolute performance providing a return of 17.68% for the year ended December 31, 2006. However, The Fund did slightly underperform the S&P 500 Utilities Index return of 20.99%. The Fund has also continued to perform well over the longer term, with an average annual total return of 8.43% for the ten-year period ended December 31, 2006, as compared to the S&P 500 Utilities Index of 8.22% over this same period, and an average annual total return of 9.76% since The Fund’s inception on June 21, 1995, versus the S&P 500 Utilities Index 8.92%.

Following the passage of The Energy Policy Act of 2005, and the repeal of the Public Utility Holding Company Act (“PUHCA”) we saw the beginnings of additional consolidation in the industry, including takeovers of our stocks Keyspan and Peoples Energy. The new Energy Bill encourages and facilitates investment in our aging electrical transmission infrastructure. We believe this could serve as a catalyst for increased long-term earnings growth for utility companies as they deploy capital in much-needed projects to upgrade and update our electrical system in the county.

Performance for the year was broad based with three-quarters of our stocks rising at double-digit percentage rates and over half our stocks delivering more than 20% returns. There were only a handful of companies (natural gas related companies and Sprint Nextel) that had flat to down performance for the year. The big story this year was outstanding performance of large domestic phone companies AT&T (formerly SBC), Bellsouth (to be acquired by AT&T) and Verizon. Supportive FTC rulings and a stabilization of revenues prompted investors to return to these stocks and turn them around in price. Nearly are 30% of the weight in the Russell 3000 Utilities Index is represented by the three companies noted above, which is why there is a such a radical difference for 2006 between electric-centric indices like the Dow Jones Utilities and Indicies that include phones.

Our telecom representation was more global, and it worked very well, though at lower weight. Three of our top four performers were foreign phones, with annual performances ranges from approximately 50-90%. We tend to maintain lighter weights in foreign phone securities because they are more volatile than our other stocks, though in hindsight of course we wish we would have been invested even more in this sector.

Though returns have been strong for several years now, there are plenty of opportunities for us in the coming year. In part, this is a result of owning a rather limited amount of the kinds of stocks that appear heavily weighted in the popular utility indices. We’re not so optimistic about valuations in those heavily traded stocks, and a slow index could provide a kind of headwind for us, but we have a high degree of confidence that our stocks can move independently (as they have many times in years past) and that returns can be satisfying in 2007 once again.

Page 18	The Flex-funds 2006 Annual Report | December 31, 2006

The Flex-funds	2006 Annual Report | December 31, 2006

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2006

	3 Months	1 Year	3 Year	5 Year	10 Year
The Total Return Utilities Fund	10.12%	17.68%	17.49%	5.46%	8.43%
S&P 500 Utilities Index[1]	9.15%	20.99%	20.69%	9.21%	8.22%

[1]

The S&P 500 Utilities Index is an unmanaged index of 33 utility sector stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2006, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Total Return Utilities Fund during the periods shown above. Because The Total Return Utilities Fund concentrates its investments in public utility companies, the value of the Fund’s shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of Utility stocks, and rising interest rates can be expected to reduce the Fund’s net asset value. Source for index data: Bloomberg, LP.

The Growth of $10,000 chart compares The Total Return Utilities Fund’s value to the S&P 500 Utilities Index. The chart is intended to give you a general idea of howThe Fund performed compared to this benchmark over the period from December 31, 1996 to December 31, 2006. An understanding of the differences between The Fund and this index is important. The S&P 500 Utilities Index is a hypothetical unmanaged index of common stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Flex-funds 2006 Annual Report | December 31, 2006	Page 19

The Flex-funds	2006 Annual Report December 31, 2006

The U.S. Government Bond Fund

Annual Market Perspective

“Over the next year or so, the economy appears likely to expand at a moderate rate, close to or modestly below the economy’s long-run sustainable pace. Core inflation is expected to slow gradually from its recent level, reflecting the reduced impetus from high prices of energy and other commodities, contained inflation expectations, and perhaps further reductions in the rate of increase of shelter costs and easing in the pressures on capital and labor resources. However, substantial uncertainties surround this baseline forecast.”

Fed Chairman Ben Bernanke

November 28, 2006

For 2006, The U.S. Government Bond Fund returned 4.13% outperforming the Lehman Brothers Intermediate Government/Credit Bond Index return of 4.80%. Only 30% of Intermediate U.S. Government Bond Funds outperformed this index in 2006, with the average Government Bond Fund returning 3.24%.

During the first six months of 2006, our interest rate model indicated that intermediate-term interest rates could continue to rise. We therefore invested the majority of The U.S. Government Bond Fund’s holdings in fixed-income securities that has relatively short maturities, as bonds that are close to maturing tend to decline less in price than bonds that have long-term maturities when interest rates rise. This benefited The Fund as bonds with shorter maturities declined less in price than longer term bonds during the first six months of 2006.

During the third quarter, however, our interest rate model indicated that interest rates might begin to stabilize or decline, suggesting at least a respite in the interest rate hike cycle. Facing the possibility of declining rates, we lengthened the average maturity of The Fund to more of an intermediate-term range and closer to the benchmark. Following the shift in increasing our average maturity, short-term rates stabilized and intermediate to longer-term rates declined. In summary, The Fund benefited by being in a more defensive position by investing in short-term bonds, which declined less than long-term bonds in the first half of the year. Fund performance was also enhanced by our decision to invest in longer term maturities in the second half of the year as interest rates began to decline.

The fixed-income markets continue to face the crosscurrents of slowing economic growth and inflationary pressure within the backdrop of a yield curve that has been inverted or flat for approximately one year. We will continue to monitor our models for guidance on interest rates and adjust the average maturity of The Fund when warranted.

*Source: Morningstar

Page 20	The Flex-funds 2006 Annual Report December 31, 2006

The Flex-funds	2006 Annual Report | December 31, 2006

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2006

	3 Months	1 Year	3 Year	5 Year	10 Year
The U.S. Government Bond Fund	1.04%	4.13%	1.86%	2.19%	3.76%
Lehman Bros. Intermediate Government/Credit Bond Index[1]	1.03%	4.08%	2.89%	4.52%	5.80%

[1]

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment-grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. The Lehman Brothers Intermediate Government/Credit Bond Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2006, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Management fees were waived and or expenses were reimbursed in order to reduce the operating expenses of The U.S. Government Bond Fund during the periods shown above. Source for index data: Morningstar, Inc.

The Growth of $10,000 chart compares The U.S. Government Bond Fund’s value to the Lehman Brothers Intermediate Government/Credit Bond Index. The chart is intended to give you a general idea of how The Fund performed compared to this benchmark over the period from December 31, 1996 to December 31, 2006. An understanding of the differences between The Fund and this index is important. The Lehman Brothers Intermediate Government/Credit Bond Index is a hypothetical unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment-grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. This index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Flex-funds 2006 Annual | Report December 31, 2006	Page 21

The Flex-funds	2006 Annual Report | December 31, 2006

The Money Market Fund

Annual Market Perspective

The Money Market Fund continues to be among the top-performing general purpose money market funds in the country.

Throughout 2006, the retail class of The Money Market Fund continued to rank among the top 10% of general purpose money market funds in the U.S., as it has for every rolling 12-month period for the past 21 years. As illustrated in the table on the following page, the retail class of The Fund returned 4.71% for the year ended December 31, 2006, as compared to Lipper’s Average General Purpose Money Market Fund, which returned 4.20%*. During the same period, the institutional class of The Money Market Fund returned 4.86%, versus the iMoneyNet Average First-Tier Institutioanl Money Market Fund, which 4.78%**. The Fund met its mandate to generate superior relative returns, provide liquidity, and preserve principal.

Because of the rising interest rate environment in the first half of 2006, we intentionally allowed The Fund’s weighted average maturity to shorten so that we could more quickly take advantage of investing the proceeds from maturing securities into higher yielding instruments. This aided in The Fund’s relative performance for that period as the Fed continued its string of interest rate increases, raising the Fed Funds rate in each of its first four meetings of 2006. However, in early August, we began extending The Fund’s weighted average maturity, based upon our models that suggested the Fed was near the end of its rate hike cycle. At the end of the second quarter, The Fund’s weighted average maturity was 27 days. By the end of the third quarter, we had extended the weighted average maturity to 50 days. This also worked to The Fund’s advantage as yields on very short-term fixed income securities shifted lower during third quarter. We continued to maintain a longer than average weighted average maturity for the remainder of the year.

Finally, the credit of the issuers whose securities are held within the Fund, remain a top priority to our management team. Issuers with higher credit ratings offer less risk and greater stability to The Fund’s principal value. During the year, we remained vigilant monitoring credit ratings through strengthened research efforts. As of year-end, The Fund’s portfolio holdings were all categorized as first-tier.

*Source:	Lipper
**Source:	iMoneyNet

Page 22	The Flex-funds 2006 Annual Report | December 31, 2006

The Flex-funds	2006 Annual Report | December 31, 2006

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2006

	1 Year	3 Year	5 Year	10 Year	Since Inception
The Money Market Fund (Retail Class)	4.71%	2.86%	2.22%	3.69%	5.03%[1]
Lipper’s Average General Purpose Money Market Fund	4.20%	2.38%	1.73%	3.25%	4.65%[2]
Current & Effective Yields	7-day Simple Yield: 4.92%*		7-day Compound Yield: 5.03%*

The Money Market Fund (Institutional Class)	4.86%	N/A	N/A	N/A	3.91%[3]

iMoneyNet Average First-Tier
Institutional Money Market Fund	4.78%	N/A	N/A	N/A	3.58%[4]
Current & Effective Yields	7-day Simple Yield: 5.06%*		7-day Compound Yield: 5.18%*

[1]	Inception date for the retail class of The Money Market Fund was 3/27/85.
[2]	Performance results for the Lipper Average General Purpose Money Market Fund is from 3/31/85 through 12/31/06.
[3]	Inception date for the Institutional class of The Money Market Fund was 12/28/04.
[4]	Performance results for the iMoneyNet Average First-Tier Institutional Money Market Fund is from 12/28/04 through 12/31/06.
*	For the seven days period ended December 31, 2006, yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent average annual total returns for the periods ended December 31, 2006, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of both the retail class and the institutional class of The Money Market Fund during the periods shown above. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing The Money Market Fund. Source for average general purpose money market fund data: Lipper, Inc. Source for average first tier institutional money market fund data: iMoneyNet, Inc.

The Flex-funds 2006 Annual Report | December 31, 2006	Page 23

The Flex-funds	2006 Annual Report | December 31, 2006

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 30, 2006 to December 31, 2006.

ACTUAL EXPENSES: The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

ACTUAL EXPENSES	Beginning Account Value (6/30/2006)	Ending Account Value (12/31/2006)	Expenses Paid During Period[1] (6/30/2006 - 12/31/2006)	Expense Ratio (Annualized)
The Muirfield Fund®	$1,000.00	$1,104.00	$7.69	1.45%
The Dynamic Growth Fund	1,000.00	1,108.70	7.28	1.37%
The Aggressive Growth Fund	1,000.00	1,107.70	9.93	1.87%
The Defensive Growth Fund[2]	1,000.00	1,094.50	8.71	1.65%
The Focused Growth Fund[2]	1,000.00	1,106.80	8.97	1.69%
The Quantex Fund™	1,000.00	1,133.60	9.41	1.75%
The Total Return Utilities Fund	1,000.00	1,115.70	11.41	2.14%
The U.S. Government Bond Fund	1,000.00	1,038.20	5.65	1.10%
The Money Market Fund - Retail Class	1,000.00	1,025.00	2.45	0.48%
The Money Market Fund - Institutional Class	1,000.00	1,025.70	1.74	0.34%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

HYPOTHETICAL EXAMPLE (5% return before expenses)	Beginning Account Value (6/30/2006)	Ending Account Value (12/31/2006)	Expenses Paid During Period[1] (6/30/2006 - 12/31/2006)	Expense Ratio (Annualized)
The Muirfield Fund®	$1,000.00	$1,017.90	$7.37	1.45%
The Dynamic Growth Fund	1,000.00	1,018.30	6.97	1.37%
The Aggressive Growth Fund	1,000.00	1,015.78	9.50	1.87%
The Defensive Growth Fund[2]	1,000.00	1,016.89	8.39	1.65%
The Focused Growth Fund[2]	1,000.00	1,016.69	8.59	1.69%
The Quantex Fund™	1,000.00	1,016.38	8.89	1.75%
The Total Return Utilities Fund	1,000.00	1,014.42	10.87	2.14%
The U.S. Government Bond Fund	1,000.00	1,019.66	5.60	1.10%
The Money Market Fund - Retail Class	1,000.00	1,022.79	2.45	0.48%
The Money Market Fund - Institutional Class	1,000.00	1,023.49	1.73	0.34%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

[1]

Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the total number of days in the six-month period).

[2]	The Defensive Growth and Focused Growth Funds commenced operations on January 31, 2006.

Page 24	The Flex-funds 2006 Annual Report | December 31, 2006

The Flex-funds	2006 Annual Report | December 31, 2006

2006 Annual Report

Fund Holdings & Financial Statements

The Flex-funds 2006 Annual Report | December 31, 2006	Page 25

Schedule of Investments

December 31, 2006

The Muirfield Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 88.3%
Allegiant Mid Cap Value Fund — Class A	361,202	5,204,923
Allianz NACM International Fund — Class I	134,042	3,225,062
Allianz NFJ Dividend Value Fund — Class D	400,818	6,837,961
American Growth Fund of America — Class F	198,650	6,491,884
Artisan Mid Cap Value Fund	129,674	2,616,812
Goldman Sachs Structured Large Cap Value Fund — Class I	693,989	10,104,487
iShares S&P 500 Growth Index Fund	33,000	2,142,360
MFS Value Fund — Class A	296,422	7,935,206
SSgA International Stock Selection Fund	177,353	2,449,242

Total Registered Investment Companies (Cost $43,851,959)		47,007,937

U.S. Government Obligations — 1.1%
U.S. Treasury Bill, 4.94%, due 02/08/2007*	100,000	99,492
U.S. Treasury Bill, 4.85%, due 03/08/2007*	500,000	495,343

Total U.S. Government Obligations (Cost $595,046)		594,835

Repurchase Agreements — 10.7%
Morgan Stanley DW, Inc., 5.31%, 01/03/2007, (Collateralized by $13,787,761 various Treasury Bills, Treasury Notes, FNMAs, Agency Strips, Commercial Papers, Certificates of Deposit, at 3.00% — 13.75%, due 01/04/2007 — 12/01/2037, value — $5,776,326) purchase date 12/29/2006	5,663,000	5,663,000

Total Repurchase Agreements (Cost $5,663,000)		5,663,000

Total Investments — 100.1% (Cost $50,110,005)(a)		53,265,772

Liabilities less Other Assets — (0.1%)		(38,746)

Total Net Assets — 100.0%		53,227,026

Trustee Deferred Compensation**
The Flex-funds Aggressive Growth Fund	159	1,293
The Flex-funds Defensive Growth Fund	82	862
The Flex-funds Dynamic Growth Fund	2,445	23,374
The Flex-funds Muirfield Fund	5,778	33,570
The Flex-funds Quantex Fund	1,790	35,549
The Flex-funds Total Return Utilities Fund	456	10,137

Total Trustee Deferred Compensation (Cost $78,032)		104,785

The Muirfield Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2007, notional value $6,070,700	17	9,400

Total Futures Contracts		9,400

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting of approximately $16,510. Cost for federal income tax purposes of $50,126,515 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,155,979
Unrealized depreciation	(16,722)

Net unrealized appreciation (depreciation)	$3,139,257

*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

26	The Flex-funds

Schedule of Investments

December 31, 2006

The Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 85.4%
Allegiant Mid Cap Value Fund — Class A	144,989	2,089,287
Allianz NACM International Fund — Class I	90,443	2,176,051
Allianz NFJ Dividend Value Fund — Class D	156,383	2,667,887
American Growth Fund of America — Class F	69,916	2,284,862
Goldman Sachs Mid Cap Value Fund — Class A	24,319	939,431
Goldman Sachs Structured Large Cap Value Fund — Class I	239,504	3,487,183
iShares S&P 500 Growth Index Fund	13,825	897,519
MFS Value Fund — Class A	100,078	2,679,087
Rydex Large Cap Value Fund — Class H	36,606	1,183,481

Total Registered Investment Companies (Cost $17,266,032)		18,404,788

U.S. Government Obligations — 1.8%
U.S. Treasury Bill, 4.85%, due 03/08/2007*	400,000	396,274

Total U.S. Government Obligations (Cost $396,443)		396,274

Repurchase Agreements — 13.0%
Morgan Stanley DW, Inc., 5.31%, 01/03/2007, (Collateralized by $6,817,187 various Treasury Bills, Treasury Notes, FNMAs, Agency Strips, Commercial Papers, Certificates of Deposit, at 3.00% — 13.75%, due 01/04/2007 — 12/01/2037, value — $2,856,033) purchase date 12/29/2006	2,800,000	2,800,000

Total Repurchase Agreements (Cost $2,800,000)		2,800,000

Total Investments — 100.2% (Cost $20,462,475)(a)		21,601,062

Liabilities less Other Assets — (0.2%)		(35,093)

Total Net Assets — 100.0%		21,565,969

Trustee Deferred Compensation**
The Flex-funds Aggressive Growth Fund	77	626
The Flex-funds Defensive Growth Fund	40	420
The Flex-funds Dynamic Growth Fund	598	5,717
The Flex-funds Muirfield Fund	1,488	8,645
The Flex-funds Quantex Fund	494	9,811
The Flex-funds Total Return Utilities Fund	87	1,934

Total Trustee Deferred Compensation (Cost $21,247)		27,153

The Dynamic Growth Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2007, notional value $3,213,900	9	(3,000)

Total Futures Contracts		(3,000)

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,138,756
Unrealized depreciation	(169)

Net unrealized appreciation (depreciation)	$1,138,587

*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Dynamic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	27

Schedule of Investments

December 31, 2006

The Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 91.2%
Consumer Staples Select SPDR Fund	58,800	1,535,856
iShares Dow Jones U.S. Industrial Sector Index Fund	15,000	978,000
iShares MSCI EMU Index Fund	22,880	2,364,648
iShares Russell Midcap Value Index Fund	14,900	2,181,807
iShares Russell 1000 Value Index Fund	73,000	6,037,100
iShares Russell 2000 Value Index Fund	13,500	1,080,540
iShares S&P 500 Growth Index Fund	12,200	792,024
iShares S&P MidCap 400 Growth Index Fund	13,900	1,107,969
PowerShares Dynamic Insurance Portfolio	47,500	875,425
streetTRACKS KBW Bank ETF	12,010	699,583
Utilities Select Sector SPDR Fund	54,900	2,015,928

Total Registered Investment Companies (Cost $18,165,728)		19,668,880

U.S. Government Obligations — 0.9%
U.S. Treasury Bill, 4.85%, due 03/08/07*	200,000	198,137

Total U.S. Government Obligations (Cost $198,222)		198,137

Repurchase Agreements — 7.9%
Morgan Stanley DW, Inc., 5.31%, 01/03/2007, (Collateralized by $4,134,137 various Treasury Bills, Treasury Notes, FNMAs, Agency Strips, Commercial Papers, Certificates of Deposit, at 3.00% — 13.75%, due 01/04/2007 — 12/01/2037, value — $1,731,980) purchase date 12/29/2006	1,698,000	1,698,000

Total Repurchase Agreements (Cost $1,698,000)		1,698,000

Total Investments — 100.0% (Cost $20,061,950)(a)		21,565,017

Liabilities less Other Assets — (0.0%)		(10,652)

Total Net Assets — 100.0%		21,554,365

Trustee Deferred Compensation**
The Flex-funds Aggressive Growth Fund	76	618
The Flex-funds Defensive Growth Fund	39	410
The Flex-funds Dynamic Growth Fund	515	4,923
The Flex-funds Muirfield Fund	1,252	7,274
The Flex-funds Quantex Fund	397	7,884
The Flex-funds Total Return Utilities Fund	77	1,712

Total Trustee Deferred Compensation (Cost $17,823)		22,821

The Aggressive Growth Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2007, notional value $1,785,500	5	2,200

Total Futures Contracts		2,200

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,503,262
Unrealized depreciation	(195)

Net unrealized appreciation (depreciation)	$1,503,067

*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Aggressive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

28	The Flex-funds

Schedule of Investments

December 31, 2006

The Defensive Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 93.2%
Consumer Staples Select Sector SPDR Fund	110,000	2,873,200
iShares Dow Jones U.S. Industrial Sector Index Fund	42,990	2,802,948
iShares MSCI EMU Index Fund	44,800	4,630,080
iShares Russell Midcap Value Index Fund	47,148	6,903,881
iShares Russell 1000 Value Index Fund	172,851	14,294,778
iShares S&P 500 Growth Index Fund	33,400	2,168,328
PowerShares Dynamic Insurance Portfolio	71,867	1,324,509
streetTRACKS KBW Bank ETF	20,000	1,165,000
Utilities Select Sector SPDR Fund	93,800	3,444,336

Total Registered Investment Companies (Cost $37,076,721)		39,607,060

U.S. Government Obligations — 1.0%
U.S. Treasury Bill, 4.765%, due 01/04/2007*	100,000	99,961
U.S. Treasury Bill, 4.85%, due 03/08/2007*	110,000	108,975
U.S. Treasury Bill, 4.84%, due 03/29/2007*	190,000	187,677

Total U.S. Government Obligations (Cost $396,770)		396,613

Repurchase Agreements — 6.2%
Morgan Stanley DW, Inc., 5.31%, 01/03/2007, (Collateralized by $6,434,938 various Treasury Bills, Treasury Notes, FNMAs, Agency Strips, Commercial Papers, Certificates of Deposit, at 3.00% — 13.75%, due 01/04/2007 — 12/01/2037, value — $2,695,891) purchase date 12/29/2006	2,643,000	2,643,000

Total Repurchase Agreements (Cost $2,643,000)		2,643,000

Total Investments — 100.4% (Cost $40,116,491)(a)		42,646,673

Liabilities less Other Assets — (0.4%)		(157,899)

Total Net Assets — 100.0%		42,488,774

Trustee Deferred Compensation**
The Flex-funds Aggressive Growth Fund	107	870
The Flex-funds Defensive Growth Fund	55	578
The Flex-funds Dynamic Growth Fund	30	287
The Flex-funds Muirfield Fund	124	720
The Flex-funds Quantex Fund	66	1,311
The Flex-funds Total Return Utilities Fund	13	289

Total Trustee Deferred Compensation (Cost $3,917)		4,055

The Defensive Growth Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2007, notional value $3,213,900	9	3,100

Total Futures Contracts		3,100

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,530,339
Unrealized depreciation	(157)

Net unrealized appreciation (depreciation)	$2,530,182

*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Defensive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	29

Schedule of Investments

December 31, 2006

The Focused Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 96.5%
Consumer Staples Select Sector SPDR Fund	92,000	2,403,040
iShares Dow Jones U.S. Industrial Sector Index Fund	42,104	2,745,181
iShares MSCI EMU Index Fund	37,794	3,906,010
iShares Russell Midcap Value Index Fund	39,882	5,839,921
iShares Russell 1000 Value Index Fund	161,245	13,334,960
iShares S&P 500 Growth Index Fund	24,600	1,597,032
PowerShares Dynamic Insurance Portfolio	71,890	1,324,933
streetTRACKS KBW Bank ETF	17,450	1,016,463
Utilities Select Sector SPDR Fund	83,800	3,077,136

Total Registered Investment Companies (Cost $32,490,752)		35,244,676

U.S. Government Obligations — 1.3%
U.S. Treasury Bill, 4.84%, due 03/29/2007*	475,000	469,193

Total U.S. Government Obligations (Cost $469,444)		469,193

Repurchase Agreements — 2.3%
Morgan Stanley DW, Inc., 5.31%, 01/03/2007, (Collateralized by $2,067,068 various Treasury Bills, Treasury Notes, FNMAs, Agency Strips, Commercial Papers, Certificates of Deposit, at 3.00% — 13.75%, due 01/04/2007 — 12/01/2037, value — $865,990) purchase date 12/29/2006	849,000	849,000

Total Repurchase Agreements (Cost $849,000)		849,000

Total Investments — 100.1% (Cost $33,809,196)(a)		36,562,869

Liabilities less Other Assets — (0.1%)		(29,383)

Total Net Assets — 100.0%		36,533,486

Trustee Deferred Compensation**
The Flex-funds Aggressive Growth Fund	99	805
The Flex-funds Defensive Growth Fund	51	536
The Flex-funds Dynamic Growth Fund	28	268
The Flex-funds Muirfield Fund	114	662
The Flex-funds Quantex Fund	61	1,211
The Flex-funds Total Return Utilities Fund	12	267

Total Trustee Deferred Compensation (Cost $3,606)		3,749

The Focused Growth Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2007, notional value $1,428,400	4	5,700

Total Futures Contracts		5,700

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,753,924
Unrealized depreciation	(251)

Net unrealized appreciation (depreciation)	$2,753,673

*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Focused Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

30	The Flex-funds

Schedule of Investments

December 31, 2006

The Quantex Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — 84.4%
Basic Materials — 7.6%
Allegheny Technologies, Inc.	4,000	362,720
Ashland, Inc.	2,600	179,868
Eastman Chemical Co.	3,000	177,930
Hercules, Inc.#	13,900	268,409
Int’l Flavors & Fragrances, Inc.	4,700	231,052
Louisiana Pacific Corp.	5,700	122,721
Sigma — Aldrich Corp.	2,400	186,528

(Cost 1,032,473)		1,529,228

Communications — 10.2%
ADC Telecommunications, Inc.#	6,814	99,007
Andrew Corp.#	15,000	153,450
Avaya, Inc.#	14,300	199,914
CenturyTel, Inc.	4,700	205,202
Ciena Corp.#	7,314	202,671
Citizens Communications Co.	13,000	186,810
Dow Jones & Co., Inc.	4,000	152,000
EW Scripps Co.	3,100	154,814
Interpublic Group of Cos., Inc.#	15,800	193,392
JDS Uniphase Corp.#	8,262	137,645
Meredith Corp.	3,000	169,050
New York Times Co.	5,700	138,852
The McClatchy Co.	1,228	53,173

(Cost 1,779,816)		2,045,980

Consumer Cyclical — 14.6%
Autonation, Inc.#	7,000	149,240
Big Lots, Inc.#	12,600	288,792
Brunswick Corp.	3,800	121,220
Circuit City Stores, Inc.	6,400	121,472
Cooper Tire & Rubber Co.	10,200	145,860
Dana Corp.#	22,900	31,831
Dillards, Inc.	6,100	213,317
Family Dollar Stores, Inc.	6,100	178,913
Hasbro, Inc.	7,600	207,100
Jones Apparel Group, Inc.	5,200	173,836
Liz Claiborne, Inc.	4,400	191,224
Navistar International Corp.#	5,600	187,208
OfficeMax, lnc.	6,400	317,760
RadioShack Corp.	7,200	120,816
Sabre Holdings Corp.	6,700	213,663
The Goodyear Tire & Rubber Co.#	8,600	180,514
Whirlpool Corp.	980	81,360

(Cost 2,429,370)		2,924,126

Consumer Noncyclical — 12.5%
Alberto — Culver Co.	3,400	72,930
Bausch & Lomb, Inc.	2,300	119,738
Convergys Corp.#	9,800	233,044
Estee Lauder Cos. Inc./The	4,100	167,362
King Pharmaceuticals, Inc.#	8,800	140,096
Manor Care, Inc.	3,900	182,988
McCormick & Co., Inc.	4,900	188,944
Millipore Corp.#	2,300	153,180
Molson Coors Brewing Co.	2,300	175,812
Mylan Laboratories, Inc.	7,700	153,692
Patterson Cos., Inc.#	4,500	159,795
Pepsi Bottling Group, Inc.	5,300	163,823
Sally Beauty Holdings, Inc.#	3,400	26,520

The Quantex Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — continued
Supervalu, Inc.	4,900	175,175
Tenet Healthcare Corp.#	19,900	138,703
Tyson Foods, Inc.	8,900	146,405
Watson Pharmaceuticals, lnc.#	4,600	119,738

(Cost 2,243,377)		2,517,945

Energy — 1.8%
Dynegy, Inc.#	31,600	228,784
Rowan Cos., Inc.	3,900	129,480

(Cost 214,465)		358,264

Financial — 3.6%
Apartment Investment & Management Co.	3,900	218,478
Federated Investors, Inc.	4,200	141,876
First Horizon National Corp.	3,900	162,942
Janus Capital Group, Inc.	8,200	177,038
Wachovia Corp. Pref. Dividend Equalization#	1,700	—

(Cost 523,918)		700,334

Industrial — 18.3%
Allied Waste Industries, Inc.#	17,500	215,075
American Power Conversion Corp.	7,000	214,130
Ball Corp.	3,800	165,680
Bemis Co.	5,200	176,696
Cummins, Inc.	1,800	212,724
Leggett & Platt, Inc.	6,600	157,740
Molex, Inc.	5,900	186,617
Pactiv Corp.#	7,200	256,968
Pall Corp.	5,800	200,390
PerkinElmer, lnc.	6,800	151,164
Ryder System, Inc.	3,800	194,028
Sanmina — SCI Corp.#	37,400	129,030
Sealed Air Corp.	2,700	175,284
Snap — On, Inc.	4,300	204,852
Solectron Corp.#	41,800	134,596
Stanley Works / The	3,000	150,870
Symbol Technologies, Inc.	12,400	185,256
Tektronix, Inc.	5,000	145,850
Thermo Electron Corp.#	5,000	226,450
Waters Corp.#	4,000	195,880

(Cost 2,876,067)		3,679,280

Technology — 10.4%
Applied Micro Circuits Corp.#	59,900	213,244
BMC Software, Inc.#	7,400	238,280
Compuware Corp.#	15,900	132,447
Gateway, Inc.#	58,600	117,786
LSI Logic Corp.#	18,300	164,700
Novell, Inc.#	17,100	106,020
Novellus Systems, Inc.#	6,400	220,288
Parametric Technology Corp.#	9,840	177,317
PMC — Sierra, Inc.#	20,000	134,200
QLogic Corp.#	9,600	210,432
Teradyne, Inc.#	10,600	158,576
Unisys Corp.#	28,100	220,304

(Cost 1,658,281)		2,093,594

The accompanying notes are an integral part of these financial statements.

The Flex-funds	31

Schedule of Investments

December 31, 2006

The Quantex Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — continued
Utilities — 5.4%
Centrepoint Energy, Inc.	11,800	195,644
CMS Energy Corp.#	10,300	172,010
Nicor, Inc.	3,900	182,520
Peoples Energy Corp.	4,400	196,108
Pinnacle West Capital Corp.	3,700	187,553
TECO Energy, Inc.	8,800	151,624

(Cost 895,261)		1,085,459

Total Common Stocks (Cost $13,653,028)		16,934,210

U.S. Government Obligations — 1.5%
U.S. Treasury Bill, 4.85%, due 03/08/2007*	300,000	297,206

Total U.S. Government Obligations (Cost $297,333)		297,206

Repurchase Agreements — 14.4%
Morgan Stanley DW, Inc., 5.31%, 01/03/2007, (Collateralized by $7,046,050 various Treasury Bills, Treasury Notes, FNMAs, Agency Strips, Commercial Papers, Certificates of Deposit, at 3.00% — 13.75%, due 01/04/2007 — 12/01/2037, value — $2,951,914) purchase date 12/29/2006	2,894,000	2,894,000

Total Repurchase Agreements (Cost $2,894,000)		2,894,000

Total Investments — 100.3% (Cost $16,844,361)(a)		20,125,416

Liabilities less Other Assets — (0.3%)		(51,814)

Total Net Assets — 100.0%		20,073,602

Trustee Deferred Compensation**
The Flex-funds Aggressive Growth Fund	73	593
The Flex-funds Defensive Growth Fund	38	399
The Flex-funds Dynamic Growth Fund	1,262	12,065
The Flex-funds Muirfield Fund	2,898	16,837
The Flex-funds Quantex Fund	836	16,603
The Flex-funds Total Return Utilities Fund	228	5,068

Total Trustee Deferred Compensation (Cost $37,740)		51,565

The Quantex Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Russell 2000 expiring March 2007, notional value $3,179,600	8	(39,400)

Total Futures Contracts		(39,400)

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,897,699
Unrealized depreciation	(616,644)

Net unrealized appreciation (depreciation)	$3,281,055

ADR American Depositary Receipt

#	Represents non-income producing securities.
*	Pledged as collateral on Futures Contracts.
**	Assets of affiliates to The Flex-funds Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

32	The Flex-funds

Schedule of Investments

December 31, 2006

The Total Return Utilities Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — 98.5%
Electric Utility 16.1%
Energy East Corp.	32,590	808,232
MDU Resources Group, Inc.	24,377	625,026
Northeast Utilities	21,985	619,098
Pepco Holdings, Inc.	15,725	409,007
Sierra Pacific Resources#	83,580	1,406,584

(Cost 2,855,104)		3,867,947

Independent Power Producer 4.1%
Dynegy, Inc.#	68,115	493,153
NRG Energy, Inc.#	8,695	487,007

(Cost 698,726)		980,160

Natural Gas Distribution 19.7%
AGL Resources, Inc.	20,205	786,176
ATMOS Energy Corp.	14,755	470,832
NiSource, Inc.	35,605	858,080
ONEOK, Inc.	21,460	925,355
Southern Union Co.	33,505	936,465
Vectren Corp.	16,330	461,812
WGL Holdings, Inc.	8,125	264,712

(Cost 3,567,178)		4,703,432

Oil Exploration & Production 8.5%
Anadarko Petroleum Corp.	11,930	519,194
Pioneer Natural Resources Co.	19,235	763,437
Ultra Petroleum Corp.#	15,555	742,596

(Cost 1,414,844)		2,025,227

Pipelines 21.0%
El Paso Corp.	33,375	509,970
Enterprise Products Partners, L.P.	21,646	627,301
Equitable Resources, Inc.	11,425	476,994
Kinder Morgan Energy Partners, L.P.	18,468	884,617
National Fuel Gas Co.	18,285	704,704
Questar Corp.	13,735	1,140,692
Spectra Energy Corp.#	25,825	716,644

(Cost 3,676,520)		5,060,922

Telephone & Telecommunications 26.4%
America Movil SA de CV — ADR	11,770	532,239
AT&T, Inc.	22,640	809,380
Brasil Telecom — ADR	10,370	442,695
China Mobile Limited — ADR	14,505	626,906
Cypress Semiconductor Corp.#	15,125	255,159
Deutsche Telekom AG	25,085	456,547
ESCO Technologies, Inc.#	8,895	404,189
Idearc, Inc.#	815	23,350
PT Telekomunikasi Indonesia — ADR	9,405	428,868
Qualcom, Inc.	12,125	458,204
Sprint Nextel Corp.	52,130	984,736
Telefonos de Mexico SA de CV — ADR	10,285	290,654
Verizon Communications, Inc.	16,300	607,012

(Cost 5,063,311)		6,319,939

Water Utility — 2.7%
Mueller Water Products, Inc.	15,170	225,578
United Utilities PLC — ADR	13,690	420,557

(Cost 488,717)		646,135

Total Common Stocks (Cost $17,764,400)		23,603,762

The Total Return Utilities Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Repurchase Agreements — 4.5%
Morgan Stanley DW, Inc., 5.31%, 01/03/2007, (Collateralized by $2,653,833 various Treasury Bills, Treasury Notes, FNMAs, Agency Strips, Commercial Papers, Certificates of Deposit, at 3.00% — 13.75%, due 01/04/2007 — 12/01/2037, value — $1,111,812) purchase date 12/29/2006	1,090,000	1,090,000

Total Repurchase Agreements (Cost $1,090,000)		1,090,000

Total Investments — 103.0% (Cost $18,854,400)(a)		24,693,762

Liabilities less Other Assets — (3.0%)		(724,913)

Total Net Assets — 100.0%		23,968,849

Trustee Deferred Compensation*
The Flex-funds Aggressive Growth Fund	87	707
The Flex-funds Defensive Growth Fund	45	473
The Flex-funds Dynamic Growth Fund	868	8,298
The Flex-funds Muirfield Fund	2,061	11,974
The Flex-funds Quantex Fund	638	12,671
The Flex-funds Total Return Utilities Fund	149	3,312

Total Trustee Deferred Compensation (Cost $27,933)		37,435

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,053,448
Unrealized depreciation	(214,086)

Net unrealized appreciation (depreciation)	$5,839,362

ADR	American Depositary Receipt
#	Represents non-income producing securities.
*	Assets of affiliates to The Total Return Utilities Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	33

Schedule of Investments

December 31, 2006

The U.S. Government Bond Fund

Security Description	Principal Amount ($) or Shares	Value ($)
U.S. Government Obligations — 82.7%
Federal Farm Credit, 2.25%, due 06/28/2007	500,000	492,877
Federal Home Loan Bank, 5.15%, due 01/05/2007	1,300,000	1,299,256
Federal Home Loan Bank, 3.00%, due 12/28/2007	400,000	391,645
Federal Home Loan Bank, 5.375%, due 09/09/2016	600,000	614,637
Federal Home Loan Mortgage Corporation, 5.16%, due 01/09/2007	300,000	299,656
Federal Home Loan Mortgage Corporation, 4.375%, due 07/17/2015	1,400,000	1,344,287
Federal Home Loan Mortgage Corporation, 5.75%, due 06/27/2016	400,000	416,280
U.S. Treasury Bill, 4.94%, due 02/08/2007	250,000	248,728
U.S. Treasury Note, 4.00%, due 06/15/2009	200,000	196,531
U.S. Treasury Note, 4.375%, due 08/15/2012	300,000	295,781
U.S. Treasury Note, 4.00%, due 11/15/2012	300,000	289,734

Total U.S. Government Obligations (Cost $5,852,936)		5,889,412

Repurchase Agreements — 16.7%
Morgan Stanley DW, Inc., 5.3725%, 01/02/2007, (Collateralized by $2,890,000 various Treasury Bills, Treasury Notes, FNMAs, Agency Strips, Commercial Papers, Certificates of Deposit, at 3.00% — 13.75%, due 01/04/2007 — 12/01/2037, value — $1,210,754) purchase date 12/29/2006	1,187,000	1,187,000

Total Repurchase Agreements (Cost $1,187,000)		1,187,000

Total Investments — 99.4% (Cost $7,039,936)(a)		7,076,412

Other Assets less Liabilities — 0.6%		41,502

Total Net Assets — 100.0%		7,117,914

The U.S. Government Bond Fund

Security Description	Principal Amount ($) or Shares	Value ($)
Trustee Deferred Compensation*
The Flex-funds Aggressive Growth Fund	66	537
The Flex-funds Defensive Growth Fund	34	357
The Flex-funds Dynamic Growth Fund	656	6,271
The Flex-funds Muirfield Fund	1,550	9,006
The Flex-funds Quantex Fund	481	9,553
The Flex-funds Total Return Utilities Fund	115	2,556

Total Trustee Deferred Compensation (Cost $21,351)		28,280

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$48,409
Unrealized depreciation	(11,933)

Net unrealized appreciation (depreciation)	$36,476

*	Assets of affiliates to The U.S. Government Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

34	The Flex-funds

Schedule of Investments

December 31, 2006

The Money Market Fund

Security Description	Coupon/ Yield		Maturity	Principal Amount ($) or Shares	Value ($)
Certificates of Deposit — 2.8%
Huntington National Bank CD	5.45%		01/22/07	5,000,000	5,000,000

Total Certificates of Deposit (Cost $5,000,000)					5,000,000

Commercial Paper — 10.4%
Citigroup Funding	5.24%		02/09/07	4,000,000	3,977,315
Citigroup Funding	5.25%		02/14/07	3,000,000	2,980,750
Dexia Delaware	5.24%		03/13/07	3,000,000	2,968,997
GE Capital Corp.	5.24%		02/09/07	3,000,000	2,982,986
GE Capital Corp.	5.23%		03/07/07	2,500,000	2,476,392
ING Funding	5.24%		02/13/07	3,761,000	3,737,483

Total Commercial Paper (Cost $19,123,923)					19,123,923

Corporate Obligations — 59.2%
Abbey National Treasury	5.34%	*	01/11/07	5,000,000	4,999,947
American General Finance	5.75%		03/15/07	4,000,000	4,002,063
Aquarium Holdings Ky**	5.41%	*	01/04/07	108,000	108,000
Bath Technologies**	5.43%	*	01/04/07	1,130,000	1,130,000
Bear Stearns Co. Inc.	5.70%		01/15/07	6,725,000	6,725,423
Beaver Creek Enterprise**	5.38%	*	01/04/07	1,815,000	1,815,000
Boeing Capital Corp.	5.75%		02/15/07	4,560,000	4,561,498
Cascade Plaza Project**	5.38%	*	01/04/07	7,645,000	7,645,000
CIT Group Inc.	5.44%	*	03/19/07	700,000	700,466
CIT Group Inc.	7.38%		04/02/07	3,814,000	3,831,169
Clark Grave Vault Co.**	5.41%	*	01/04/07	300,000	300,000
Credit Suisse	5.40%		12/21/07	5,000,000	5,000,000
Don’s Launderers-Cleaners, Inc.**	5.41%	*	01/04/07	900,000	900,000
General Electric Cap. Corp.	5.45%	*	01/05/07	2,500,000	2,500,032
Goldman Sachs	5.50%	*	01/05/07	2,200,000	2,202,833
Goldman Sachs	5.50%	*	01/02/07	3,000,000	3,002,474
Gordon Flesch Co. Project**	5.38%	*	01/04/07	700,000	700,000
Isaac Tire, Inc.**	5.41%	*	01/04/07	770,000	770,000
Jim White Co.**	5.45%	*	01/04/07	675,000	675,000
JPMorgan Chase & Co.	5.44%	*	03/14/07	6,000,000	6,003,346
J2T LLC**	5.45%	*	01/04/07	2,060,000	2,060,000
K.L. Morris, Inc.**	5.41%	*	01/04/07	2,015,000	2,015,000
Keiser Street, Inc.**	5.38%	*	01/04/07	1,495,000	1,495,000
Martin Wheel Co, Inc.**	5.65%	*	01/04/07	2,195,000	2,195,000
Mega Star Arbor LLC**	5.45%	*	01/04/07	4,270,000	4,270,000
MetLife Insurance Co.***	5.40%	*	01/02/07	7,500,000	7,500,000
Merrill Lynch	5.50%	*	02/27/07	1,000,000	1,000,226
Merrill Lynch	8.00%		06/01/07	5,000,000	5,053,204
Merrill Lynch	5.51%	*	01/27/07	1,000,000	1,000,818
Merrill Lynch	4.00%		11/15/07	1,000,000	990,572
Mubea, Inc.**	5.43%	*	01/04/07	1,400,000	1,400,000
O.K.I. Supply Co.**	5.41%	*	01/04/07	915,000	915,000
Osco Industries, Inc.**	5.48%	*	01/04/07	300,000	300,000
Pro Tire, Inc.**	5.41%	*	01/04/07	920,000	920,000
Seariver Maritime, Inc.	5.31%	*	01/02/07	3,000,000	3,000,000
Southern Co. Cap.	5.30%		02/01/07	5,000,000	4,999,166
Springside Corp Exchange Partners LLC**	5.38%	*	01/04/07	2,000,000	2,000,000

The Money Market Fund

Security Description	Coupon/ Yield		Maturity	Principal Amount ($) or Shares	Value ($)
Corporate Obligations — continued
Taylor Brothers Properties LLC**	5.41%	*	01/04/07	1,115,000	1,115,000
US Bank, N.A.	5.40%	*	01/02/07	5,000,000	5,002,542
White Castle Project**	5.38%	*	01/04/07	4,000,000	4,000,000

Total Corporate Obligations (Cost $108,803,779)					108,803,779

U.S. Government Agency Obligations — 7.9%
Federal Home Loan Bank	3.75%		03/16/07	400,000	398,493
Federal Home Loan Bank	5.55%		08/08/07	6,000,000	6,000,000
Federal Home Loan Bank	3.15%		09/17/07	1,200,000	1,182,733
Federal Home Loan Bank	5.30%		10/26/07	2,000,000	2,000,000
Federal Home Loan Bank	5.35%		11/21/07	5,000,000	5,000,000

Total U.S. Government Agency Obligations (Cost $14,581,226)					14,581,226

Repurchase Agreements — 19.0%
Morgan Stanley DW, Inc., 5.3725%, 01/02/2007, (Collateralized by $84,968,931 various Treasury Bills, Treasury Notes, FNMAs, Agency Strips, Commercial Papers, Certificates of Deposit, at 3.00% — 13.75%, due 01/04/2007 — 12/01/2037, value — $35,597,385) purchase date 12/29/2006				34,899,000	34,899,000

Total Repurchase Agreements (Cost $34,899,000)					34,899,000

Total Investments — 99.3% (Cost $182,407,928)(a)					182,407,928

Other Assets less Liabilities — 0.7%					1,350,650

Total Net Assets — 100.0%					183,758,578

The accompanying notes are an integral part of these financial statements.

The Flex-funds	35

Schedule of Investments

December 31, 2006

The Money Market Fund

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Trustee Deferred Compensation****
The Flex-funds Aggressive Growth Fund			66	537
The Flex-funds Defensive Growth Fund			34	357
The Flex-funds Dynamic Growth Fund			1,088	10,401
The Flex-funds Muirfield Fund			2,524	14,664
The Flex-funds Quantex Fund			745	14,796
The Flex-funds Total Return Utilities Fund			205	4,557

Total Trustee Deferred Compensation (Cost $38,029)				45,312

(a)	Cost for federal income tax and financial reporting purposes are the same.
*	Variable rate security. Securities payable on demand at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2006. The maturity date shown reflects next rate change date.
**	Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of December 31, 2006, securities restricted as to resale to institutional investors represented 24.2% of Total Investments.
***	Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of December 31, 2006, illiquid securities represented 4.1% of Total Investments.
****	Assets of affiliates to The Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

36	The Flex-funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

The Flex-funds	37

Statements of Assets & Liabilities

December 31, 2006

	The Muirfield Fund	The Dynamic Growth Fund
Assets
Investments, at value*	$47,602,772	$18,801,062
Repurchase agreements, at value*	5,663,000	2,800,000
Trustee deferred compensation investments, at value	104,785	27,153
Cash	771	915
Receivable for capital stock issued	74,265	6,261
Receivable from investment advisor	—	—
Interest and dividend receivable	2,506	1,239
Prepaid expenses/other assets	24,031	9,979
Total Assets	53,472,130	21,646,609

Liabilities
Payable for securities purchased	—	—
Payable for Trustee Deferred Compensation Plan	104,785	27,153
Payable for net variation margin on futures contracts	22,950	12,150
Payable for capital stock redeemed	28,938	1,226
Dividends payable	2,966	1
Dividends payable — The Money Market Fund — Retail Class
Dividends payable — The Money Market Fund — Institutional Class
Payable to investment advisor	44,058	13,226
Accrued distribution plan (12b-1) and administrative service plan fees	4,843	3,600
Accrued transfer agent, fund accounting, CCO, and administrative fees	13,531	6,476
Accrued trustee fees	5,641	2,850
Other accrued liabilities	17,392	13,958
Total Liabilities	245,104	80,640

Net Assets	53,227,026	21,565,969

Net Assets
Capital	56,477,757	20,869,728
Accumulated undistributed (distributions in excess of) net investment income	436	—
Accumulated undistributed net realized gain (loss) from investments and futures contracts	(6,416,334)	(439,346)
Net unrealized appreciation (depreciation) of investments and futures contracts	3,165,167	1,135,587
Total Net Assets	$53,227,026	$21,565,969

Net Assets
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
Total Net Assets

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)	9,154,918	2,255,517
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
Total Capital Stock Outstanding	9,154,918	2,255,517

Net Asset Value, Offering and Redemption Price Per Share	$5.81	$9.56
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
* Investments and repurchase agreements, at cost	$50,110,005	$20,462,475

The accompanying notes are an integral part of these financial statements.

38	The Flex-funds

The Aggressive Growth Fund	The Defensive Growth Fund	The Focused Growth Fund	The Quantex Fund	The Total Return Utilities Fund	The U.S. Government Bond Fund	The Money Market Fund

$19,867,017	$40,003,673	$35,713,869	$17,231,416	$23,603,762	$5,889,412	$147,508,928
1,698,000	2,643,000	849,000	2,894,000	1,090,000	1,187,000	34,899,000
22,821	4,055	3,749	51,565	37,435	28,280	45,312
193	375	—	47	532	501	690
45,714	—	45,180	27,788	21,715	84	—
—	—	—	—	—	8,616	42,916
751	1,170	376	18,135	49,906	51,652	1,416,516
3,863	14,468	14,339	6,342	4,216	2,702	24,872
21,638,359	42,666,741	36,626,513	20,229,293	24,807,566	7,168,247	183,938,234

—	—	—	—	732,761	—	—
22,821	4,055	3,749	51,565	37,435	28,280	45,312
6,750	12,150	5,400	24,400	—	—	—
2,073	66,500	52	39,482	5,855	81	—
836	—	—	816	183	1,751
						7,180
						23,374
13,551	26,257	22,632	12,596	20,482	2,088	29,740
14,225	39,419	33,352	3,727	14,629	961	14,998
6,616	8,836	8,016	6,207	7,388	2,043	28,555
2,925	4,601	4,144	2,763	3,181	2,644	1,262
14,197	16,149	15,682	14,135	16,803	12,485	29,235
83,994	177,967	93,027	155,691	838,717	50,333	179,656

21,554,365	42,488,774	36,533,486	20,073,602	23,968,849	7,117,914	183,758,578

25,700,961	40,441,561	34,126,307	20,372,047	23,340,767	8,042,592	183,758,578
—	—	—	—	—	155,520	—

(5,651,863)	(486,069)	(352,194)	(3,540,100)	(5,211,280)	(1,116,674)	—
1,505,267	2,533,282	2,759,373	3,241,655	5,839,362	36,476	—
$21,554,365	$42,488,774	$36,533,486	$20,073,602	$23,968,849	$7,117,914	$183,758,578

						$159,641,020
						24,117,558
						$183,758,578

2,652,008	4,043,213	3,403,788	1,010,953	1,078,422	350,577
						159,641,020
						24,117,558
2,652,008	4,043,213	3,403,788	1,010,953	1,078,422	350,577	183,758,578

$8.13	$10.51	$10.73	$19.86	$22.23	$20.30
						$1.00
						$1.00
$20,061,950	$40,116,491	$33,809,196	$16,844,361	$18,854,400	$7,039,936	$182,407,928

The Flex-funds	39

Statements of Operations

For the Period Ended December 31, 2006

	The Muirfield Fund	The Dynamic Growth Fund
Investment Income
Interest	$400,472	$103,664
Dividends	810,325	301,750
Total Investment Income	1,210,797	405,414

Fund Expenses
Investment advisor	556,792	164,822
Transfer agent	69,337	26,371
Transfer agent — The Money Market Fund — Retail Class
Transfer agent — The Money Market Fund — Institutional Class
Fund accounting	40,482	26,196
Administrative	56,100	21,976
Trustee	22,859	10,409
Audit	9,226	9,182
Legal	10,627	10,517
Custody	7,517	4,223
Printing	7,988	2,026
Distribution plan (12b-1)	115,317	55,023
Distribution plan (12b-1) — The Money Market Fund — Retail Class
Distribution plan (12b-1) — The Money Market Fund — Institutional Class
Administrative service plan	115,434	44,011
Postage	9,753	3,080
Registration and filing	24,479	15,055
Insurance	6,430	2,565
Chief Compliance Officer	4,215	4,215
Other	11,815	9,582
Total Expenses Before Reductions	1,068,371	409,253

Expenses reimbursed/waived by investment advisor	—	—
Expenses paid indirectly	(61,143)	(27,973)
Distribution plan (12b-1) expenses waived	(75,702)	(33,407)
Administrative service plan expenses waived	(94,772)	(34,945)
Transfer agent expenses waived	—	—
Net Expenses	836,754	312,928

Net Investment Income (Loss)	374,043	92,486

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments	88,895	1,323,247
Net realized gains (losses) from futures contracts	408,568	222,154
Distributions of realized gains by other investment companies	1,038,582	369,376
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Realized Gains by Other Investment Companies	1,536,045	1,914,777

Net change in unrealized appreciation (depreciation) of investments and futures contracts	6,082,290	1,617,074
Net Realized and Unrealized Gain (Loss) from Investments	7,618,335	3,531,851

Net Change in Net Assets Resulting from Operations	$7,992,378	$3,624,337

*	Commenced Operations January 31, 2006

The accompanying notes are an integral part of these financial statements.

40	The Flex-funds

The Aggressive Growth Fund	The Defensive Growth Fund*	The Focused Growth Fund*	The Quantex Fund	The Total Return Utilities Fund	The U.S. Government Bond Fund	The Money Market Fund

$107,049	$254,554	$116,786	$56,923	$18,241	$236,825	$8,642,865
293,293	465,015	474,474	306,517	622,939	19,272	—
400,342	719,569	591,260	363,440	641,180	256,097	8,642,865

130,155	184,648	164,156	170,923	229,681	21,847	571,957
20,825	29,630	26,342	20,511	27,562	4,369
						108,414
						20,591
22,354	26,338	24,818	22,092	27,968	8,243	53,878
17,354	24,620	21,887	17,092	22,968	5,462	145,026
9,506	14,621	13,521	9,290	11,124	8,538	7,597
8,931	9,952	9,988	9,026	9,072	9,075	7,822
10,371	10,185	10,178	10,407	10,195	10,389	9,356
3,692	4,521	3,971	8,921	5,337	2,951	12,184
2,069	2,073	1,818	3,772	4,062	1,058	34,009
43,456	61,729	54,912	34,137	57,388	10,897
						286,236
						7,675
34,749	49,504	43,931	34,107	45,936	10,923	—
3,045	3,534	3,182	4,689	12,459	1,864	35,526
21,858	14,154	14,154	25,648	21,402	11,627	48,050
1,613	1,629	1,471	1,601	1,979	833	10,652
4,215	2,985	2,984	4,214	4,215	4,215	4,215
9,505	6,812	6,813	8,785	10,390	9,071	60,720
343,698	446,935	404,126	385,215	501,738	121,362	1,423,908

—	—	—	(42,732)	—	(42,397)	(431,035)
(1,383)	—	—	—	(579)	—	—
(11,454)	(5,185)	(4,390)	(24,956)	(1,837)	(7,592)	(212,792)
(18,916)	(494)	(220)	(33,844)	(27,561)	(10,923)	—
—	(17,320)	(15,399)	—	—	(369)	(5,144)
311,945	423,936	384,117	283,683	471,761	60,081	774,937

88,397	295,633	207,143	79,757	169,419	196,016	7,867,928

575,384	(670,636)	(592,351)	1,010,857	1,617,271	(64,418)
226,783	184,567	240,157	238,592	—	—
608	—	—	—	—	—

802,775	(486,069)	(352,194)	1,249,449	1,617,271	(64,418)

1,298,356	2,533,282	2,759,373	1,417,080	1,955,298	62,649
2,101,131	2,047,213	2,407,179	2,666,529	3,572,569	(1,769)

$2,189,528	$2,342,846	$2,614,322	$2,746,286	$3,741,988	$194,247	$7,867,928

The Flex-funds	41

Statements of Changes in Net Assets

For the Years Ended December 31,

	The Muirfield Fund
	2006	2005
Operations
Net investment income (loss)	$374,043	$1,012,922
Net realized gain (loss) from investments, futures contracts, options contracts, and distributions by other investment companies	1,536,045	9,190,197
Net change in unrealized appreciation (depreciation) of investments, futures contracts, and options contracts	6,082,290	(8,346,668)
Net change in net assets resulting from operations	7,992,378	1,856,451

Distributions to Shareholders
From net investment income	(374,043)	(1,012,922)
Net change in net assets resulting from distributions	(374,043)	(1,012,922)

Capital Transactions
Issued	19,627,011	29,413,006
Reinvested	371,082	1,006,943
Redeemed	(52,570,518)	(22,738,425)
Net change in net assets resulting from capital transactions	(32,572,425)	7,681,524

Total Change in Net Assets	(24,954,090)	8,525,053

Net Assets — Beginning of Period	78,181,116	69,656,063
Net Assets — End of Period	$53,227,026	$78,181,116
Accumulated undistributed (distributions in excess of) net investment income	$436	$436

Share Transactions
Issued	3,627,119	5,869,136
Reinvested	63,870	195,523
Redeemed	(9,708,084)	(4,521,772)
Net change in shares	(6,017,095)	1,542,887

*	Commenced Operations January 31, 2006

The accompanying notes are an integral part of these financial statements.

42	The Flex-funds

The Dynamic Growth Fund		The Aggressive Growth Fund		The Defensive Growth Fund	The Focused Growth Fund
2006	2005	2006	2005	2006*	2006*

$92,486	$246,570	$88,397	$38,156	$295,633	$207,143

1,914,777	2,969,502	802,775	695,274	(486,069)	(352,194)

1,617,074	(1,532,538)	1,298,356	(184,177)	2,533,282	2,759,373
3,624,337	1,683,534	2,189,528	549,253	2,342,846	2,614,322

(92,486)	(246,570)	(88,397)	(38,156)	(295,633)	(207,143)
(92,486)	(246,570)	(88,397)	(38,156)	(295,633)	(207,143)

7,144,136	11,727,152	11,265,260	3,505,018	42,079,796	35,057,589
92,487	246,363	87,562	37,953	295,634	207,140
(21,145,489)	(6,329,274)	(3,538,875)	(3,188,136)	(1,933,869)	(1,138,422)
(13,908,866)	5,644,241	7,813,947	354,835	40,441,561	34,126,307

(10,377,015)	7,081,205	9,915,078	865,932	42,488,774	36,533,486

31,942,984	24,861,779	11,639,287	10,773,355
$21,565,969	$31,942,984	$21,554,365	$11,639,287	$42,488,774	$36,533,486
$—	$—	$—	$—	$—	$—

800,334	1,496,180	1,486,767	509,855	4,211,363	3,499,231
9,674	29,754	10,770	5,279	28,129	19,305
(2,413,233)	(798,045)	(464,646)	(473,804)	(196,279)	(114,748)
(1,603,225)	727,889	1,032,891	41,330	4,043,213	3,403,788

The Flex-funds	43

Statements of Changes in Net Assets

For the Years Ended December 31,

	The Quantex Fund
	2006	2005
Operations
Net investment income (loss)	$79,757	$10,696
Net realized gain (loss) from investments, futures contracts, options contracts, and distributions by other investment companies	1,249,449	930,790
Net change in unrealized appreciation (depreciation) of investments, futures contracts, and options contracts	1,417,080	216,650
Net change in net assets resulting from operations	2,746,286	1,158,136

Distributions to Shareholders
From net investment income	(79,757)	(10,696)
Net change in net assets resulting from distributions	(79,757)	(10,696)

Distributions to Shareholders
— The Money Market Fund
— Retail Class
From net investment income
Net change in net assets resulting from distributions

Distributions to Shareholders
— The Money Market Fund
— Institutional Class
From net investment income
Net change in net assets resulting from distributions

Capital Transactions
Issued	3,868,932	2,633,034
Reinvested	78,941	10,604
Redeemed	(3,655,243)	(5,529,545)
Net change in net assets resulting from capital transactions	292,630	(2,885,907)

Total Change in Net Assets	2,959,159	(1,738,467)

Net Assets — Beginning of Period	17,114,443	18,852,910
Net Assets — End of Period	$20,073,602	$17,114,443
Accumulated undistributed (distributions in excess of) net investment income	$—	$—

Share Transactions
Issued	206,066	161,114
Reinvested	3,975	620
Redeemed	(200,266)	(342,385)
Net change in shares	9,775	(180,651)

The accompanying notes are an integral part of these financial statements.

44	The Flex-funds

The Total Return Utilities Fund		The U.S. Government Bond Fund		The Money Market Fund
2006	2005	2006	2005	2006	2005

$169,419	$303,378	$196,016	$209,153	$7,867,928	$4,544,611

1,617,271	3,978,333	(64,418)	(169,070)	—	—

1,955,298	(910,310)	62,649	(48,081)	—	—
3,741,988	3,371,401	194,247	(7,998)	7,867,928	4,544,611

(169,419)	(303,378)	(198,029)	(207,143)
(169,419)	(303,378)	(198,029)	(207,143)

				(6,642,167)	(3,685,130)
				(6,642,167)	(3,685,130)

				(1,225,761)	(859,481)
				(1,225,761)	(859,481)

4,477,094	6,411,954	3,225,017	1,202,042	240,918,986	228,409,933
166,370	294,783	178,780	192,482	7,284,810	4,140,721
(6,891,162)	(15,578,080)	(2,606,329)	(4,170,973)	(214,728,108)	(261,227,686)
(2,247,698)	(8,871,343)	797,468	(2,776,449)	33,475,688	(28,677,032)

1,324,871	(5,803,320)	793,686	(2,991,590)	33,475,688	(28,677,032)

22,643,978	28,447,298	6,324,228	9,315,818	150,282,890	178,959,922
$23,968,849	$22,643,978	$7,117,914	$6,324,228	$183,758,578	$150,282,890
$—	$—	$155,520	$157,533	$—	$—

219,810	350,433	158,721	58,904	240,918,986	228,409,933
8,186	16,132	8,871	9,401	7,284,810	4,140,721
(339,189)	(900,250)	(129,827)	(202,863)	(214,728,108)	(261,227,686)
(111,193)	(533,685)	37,765	(134,558)	33,475,688	(28,677,032)

The Flex-funds	45

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Muirfield Fund

	2006	2005	2004	2003		2002
Net Asset Value, Beginning of Period	$5.15	$5.11	$4.79	$3.76		$4.25

Income from Investment Operations
Net investment income (loss)	0.04	0.07	0.01	(0.04)		(0.02)
Net gains (losses) on investments, futures, options, and distributions by other investment companies (both realized and unrealized)	0.66	0.04	0.32	1.07		(0.47)
Total from Investment Operations	0.70	0.11	0.33	1.03		(0.49)

Less Distributions
From net investment income	(0.04)	(0.07)	(0.01)	—		—
Total Distributions	(0.04)	(0.07)	(0.01)	0.00		0.00

Net Asset Value, End of Period	$5.81	$5.15	$5.11	$4.79		$3.76

Total Return (assumes reinvestment of distributions)(5)(7)	13.62%	2.13%	6.80%	27.39%		(11.42% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$53,227	$78,181	$69,656	$58,524		$47,644
Ratio of net expenses to average net assets(1)(2)(6)	1.45%	1.42%	1.26%	1.39%		1.41%
Ratio of net investment income (loss) to average net assets(1)(2)(4)(6)	0.65%	1.36%	0.12%	(1.06%	)	(0.43% )
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(1)(2)(6)	1.56%	1.53%	1.45%	1.47%		1.46%
Ratio of expenses to average net assets before reductions(1)(2)(6)	1.85%	1.76%	1.70%	1.60%		1.46%
Portfolio turnover rate(3)(5)	131%	145%	145%	252%		278%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(3)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.
(7)	In 2005, the advisor voluntarily reimbursed the Fund for a realized investment loss, which had no impact to total return.

The accompanying notes are an integral part of these financial statements.

46	The Flex-funds

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Dynamic Growth Fund

	2006	2005	2004		2003		2002
Net Asset Value, Beginning of Period	$8.28	$7.94	$7.67		$5.58		$7.37

Income from Investment Operations
Net investment income (loss)	0.04	0.06	(0.04)		(0.06)		(0.04)
Net gains (losses) on investments, futures, options, and distributions by other investment companies (both realized and unrealized)	1.28	0.34	0.31		2.15		(1.75)
Total from Investment Operations	1.32	0.40	0.27		2.09		(1.79)

Less Distributions
From net investment income	(0.04)	(0.06)	—		—		—
Total Distributions	(0.04)	(0.06)	0.00		0.00		0.00

Net Asset Value, End of Period	$9.56	$8.28	$7.94		$7.67		$5.58

Total Return (assumes reinvestment of distributions)(1)(7)	15.96%	5.08%	3.52%		37.46%		(24.29% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$21,566	$31,943	$24,862		$21,024		$17,094
Ratio of net expenses to average net assets(2)(3)(4)	1.42%	1.41%	1.20%		1.22%		1.18%
Ratio of net investment income (loss) to average net assets(2)(3)(4)(6)	0.42%	0.87%	(0.48%	)	(0.84%	)	(0.69% )
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(2)(3)(4)	1.55%	1.58%	1.41%		1.27%		1.29%
Ratio of expenses to average net assets before reductions(2)(3)(4)	1.86%	1.84%	1.70%		1.60%		1.35%
Portfolio turnover rate(1)(5)	123%	202%	174%		250%		392%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	Ratio reflects reductions in corresponding portfolio, if applicable.
(4)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(5)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(7)	In 2005, the advisor voluntarily reimbursed the Fund for a realized investment loss, which had no impact to total return.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	47

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Aggressive Growth Fund

	2006	2005	2004		2003		2002
Net Asset Value, Beginning of Period	$7.19	$6.83	$6.65		$4.79		$6.52

Income from Investment Operations
Net investment income (loss)	0.03	0.02	(0.03)		(0.05)		(0.06)
Net gains (losses) on investments, futures, options, and distributions by other investment companies (both realized and unrealized)	0.94	0.36	0.21		1.91		(1.67)
Total from Investment Operations	0.97	0.38	0.18		1.86		(1.73)

Less Distributions
From net investment income	(0.03)	(0.02)	—		—		—
Total Distributions	(0.03)	(0.02)	0.00		0.00		0.00

Net Asset Value, End of Period	$8.13	$7.19	$6.83		$6.65		$4.79

Total Return (assumes reinvestment of distributions)(1)(7)	13.54%	5.62%	2.71%		38.83%		(26.53% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$21,554	$11,639	$10,773		$9,122		$7,046
Ratio of net expenses to average net assets(2)(3)(4)	1.80%	1.88%	1.64%		1.39%		1.22%
Ratio of net investment income (loss) to average net assets(2)(3)(4)(6)	0.51%	0.35%	(0.41%	)	(0.85%	)	(0.95% )
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(2)(3)(4)	1.81%	2.03%	1.80%		1.44%		1.32%
Ratio of expenses to average net assets before reductions(2)(3)(4)	1.98%	2.30%	2.07%		1.99%		1.67%
Portfolio turnover rate(1)(5)	200%	181%	264%		255%		349%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	Ratio reflects reductions in corresponding portfolio, if applicable.
(4)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(5)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.
(7)	In 2005, the advisor voluntarily reimbursed the Fund for a realized investment loss, which had no impact to total return.

The accompanying notes are an integral part of these financial statements.

48	The Flex-funds

Financial Highlights

For a Share Outstanding Through the Fiscal Year Ended December 31,

The Defensive Growth Fund

2006*
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net investment income (loss)	0.07
Net gains (losses) on investments, futures, options, and distributions by other investment companies (both realized and unrealized)	0.51
Total from Investment Operations	0.58

Less Distributions
From net investment income	(0.07)
Total Distributions	(0.07)

Net Asset Value, End of Period	$10.51

Total Return (assumes reinvestment of distributions)(1)	5.84%

Ratios/Supplemental Data
Net assets, end of period ($000)	$42,489
Ratio of net expenses to average net assets(2)(3)	1.72%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	1.20%
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(2)(3)	1.72%
Ratio of expenses to average net assets before reductions(2)(3)	1.81%
Portfolio turnover rate(1)	105%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
*	Commenced Operations January 31, 2006

The accompanying notes are an integral part of these financial statements.

The Flex-funds	49

Financial Highlights

For a Share Outstanding Through the Fiscal Year Ended December 31,

The Focused Growth Fund

2006*
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net investment income (loss)	0.06
Net gains (losses) on investments, futures, options, and distributions by other investment companies (both realized and unrealized)	0.73
Total from Investment Operations	0.79

Less Distributions
From net investment income	(0.06)
Total Distributions	(0.06)

Net Asset Value, End of Period	$10.73

Total Return (assumes reinvestment of distributions)(1)	7.91%

Ratios/Supplemental Data
Net assets, end of period ($000)	$36,533
Ratio of net expenses to average net assets(2)(3)	1.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	0.94%
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(2)(3)	1.75%
Ratio of expenses to average net assets before reductions(2)(3)	1.84%
Portfolio turnover rate(1)	92%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
*	Commenced Operations January 31, 2006

The accompanying notes are an integral part of these financial statements.

50	The Flex-funds

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Quantex Fund

	2006	2005	2004	2003		2002
Net Asset Value, Beginning of Period	$17.09	$15.95	$14.82	$11.65		$15.47

Income from Investment Operations
Net investment income (loss)	0.08	0.01	0.00	(0.01)		(0.03)
Net gains (losses) on securities, futures, and options (both realized and unrealized)	2.77	1.14	1.13	3.18		(3.79)
Total from Investment Operations	2.85	1.15	1.13	3.17		(3.82)

Less Distributions
From net investment income	(0.08)	(0.01)	—	—		—
Total Distributions	(0.08)	(0.01)	0.00	0.00		0.00

Net Asset Value, End of Period	$19.86	$17.09	$15.95	$14.82		$11.65

Total Return (assumes reinvestment of distributions)(3)	16.67%	7.21%	7.62%	27.21%		(24.69% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$20,074	$17,114	$18,853	$19,968		$18,360
Ratio of net expenses to average net assets(1)(4)	1.66%	1.75%	1.73%	1.84%		1.76%
Ratio of net investment income (loss) to average net assets(1)(4)	0.47%	0.06%	0.00%	(0.11%	)	(0.20% )
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(1)(4)	1.66%	1.78%	1.77%	1.84%		1.78%
Ratio of expenses to average net assets before reductions(1)(4)	2.25%	2.19%	2.06%	1.91%		1.79%
Portfolio turnover rate(2)(3)	30%	171%	253%	140%		54%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	51

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Total Return Utilities Fund

	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.03	$16.51	$14.29	$12.66	$18.63

Income from Investment Operations
Net investment income	0.15	0.24	0.32	0.29	0.34
Net gains (losses) on securities, futures, and options (both realized and unrealized)	3.20	2.52	2.22	1.63	(5.97)
Total from Investment Operations	3.35	2.76	2.54	1.92	(5.63)

Less Distributions
From net investment income	(0.15)	(0.24)	(0.32)	(0.29)	(0.34)
Total Distributions	(0.15)	(0.24)	(0.32)	(0.29)	(0.34)

Net Asset Value, End of Period	$22.23	$19.03	$16.51	$14.29	$12.66

Total Return (assumes reinvestment of distributions)(3)	17.68%	16.80%	18.01%	15.46%	(30.36% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$23,969	$22,644	$28,447	$21,038	$19,133
Ratio of net expenses to average net assets(1)(4)	2.05%	2.03%	1.91%	1.92%	1.81%
Ratio of net investment income to average net assets(1)(4)	0.74%	1.32%	2.21%	2.25%	2.32%
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(1)(4)	2.05%	2.05%	1.91%	1.94%	1.88%
Ratio of expenses to average net assets before reductions(1)(4)	2.18%	2.19%	1.99%	1.94%	1.88%
Portfolio turnover rate(2)(3)	27%	28%	38%	41%	32%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

52	The Flex-funds

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The U.S. Government Bond Fund

	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.22	$20.82	$21.00	$22.79	$21.41

Income from Investment Operations
Net investment income	0.68	0.73	0.52	0.35	0.54
Net gains (losses) on securities, futures, and options (both realized and unrealized)	0.14	(0.76)	(0.18)	(1.35)	1.65
Total from Investment Operations	0.82	(0.03)	0.34	(1.00)	2.19

Less Distributions
From net investment income	(0.74)	(0.57)	(0.52)	(0.35)	(0.54)
From net capital gains	—	—	—	(0.44)	(0.27)
Total Distributions	(0.74)	(0.57)	(0.52)	(0.79)	(0.81)

Net Asset Value, End of Period	$20.30	$20.22	$20.82	$21.00	$22.79

Total Return (assumes reinvestment of distributions)(3)	4.13%	(0.14% )	1.64%	(4.43% )	10.34%

Ratios/Supplemental Data
Net assets, end of period ($000)	$7,118	$6,324	$9,316	$10,840	$14,226
Ratio of net expenses to average net assets(1)(4)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets(1)(4)	3.59%	2.75%	2.49%	1.59%	2.43%
Ratio of expenses to average net assets before reductions(1)(4)	2.22%	2.02%	1.58%	1.24%	1.13%
Portfolio turnover rate(2)(3)	106%	159%	352%	568%	408%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	53

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Money Market Fund — Retail Class

	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations
Net investment income	0.046	0.028	0.011	0.009	0.016
Total from Investment Operations	0.046	0.028	0.011	0.009	0.016

Less Distributions
From net investment income	(0.046)	(0.028)	(0.011)	(0.009)	(0.016)
Total Distributions	(0.046)	(0.028)	(0.011)	(0.009)	(0.016)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (assumes reinvestment of distributions)(2)	4.71%	2.85%	1.06%	0.92%	1.59%

Ratios/Supplemental Data
Net assets, end of period ($000)	$159,641	$129,200	$148,650	$165,607	$186,280
Ratio of net expenses to average net assets(1)(3)	0.48%	0.47%	0.46%	0.43%	0.44%
Ratio of net investment income to average net assets(1)(3)	4.64%	2.79%	1.04%	0.92%	1.58%
Ratio of expenses to average net assets before reductions(1)(3)	0.87%	0.89%	0.84%	0.82%	0.66%

(1)	Ratio reflects reduction in corresponding portfolio, if applicable.
(2)	Not annualized for periods of less than one full year.
(3)	Annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

54	The Flex-funds

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Money Market Fund — Institutional Class

	2006	2005	2004*
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00

Income from Investment Operations
Net investment income	0.048	0.030	—	**
Total from Investment Operations	0.048	0.030	0.000

Less Distributions
From net investment income	(0.048)	(0.030)	—	**
Total Distributions	(0.048)	(0.030)	0.000

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return (assumes reinvestment of distributions)(1)	4.86%	2.99%	0.02%

Ratios/Supplemental Data
Net assets, end of period ($000)	$24,118	$21,083	$30,310
Ratio of net expenses to average net assets(2)	0.34%	0.33%	0.33%
Ratio of net investment income to average net assets(2)	4.76%	2.93%	1.96%
Ratio of expenses to average net assets before reductions(2)	0.71%	0.71%	0.67%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
*	Commenced operations on December 28, 2004.
**	Actual amounts were less than one-tenth of one cent.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	55

Notes to Financial Statements

December 31, 2006

1.    Organization and Significant Accounting Policies

The Flex-funds Trust (the “Trust”) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers nine separate series and is presently comprised of nine separate funds as follows: The Muirfield Fund® (“Muirfield”), The Total Return Utilities Fund (“TRUF”), The Quantex Fund™ (“Quantex”), The Dynamic Growth Fund (“Dynamic”), The Aggressive Growth Fund (“Aggressive”), The Defensive Growth Fund (“Defensive”)(please see second paragraph of note #1 for more information), The Focused Growth Fund (“Focused”)(please see second paragraph of note #1 for more information), The U.S. Government Bond Fund (“Bond”), and The Money Market Fund (“Money Market”) (each a “Fund” and collectively the “Funds”). Money Market offers two classes of shares (the Retail Class (“Retail Class”) and the Institutional Class (“Institutional Class”)). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and transfer agent expenses. The investment objective of Muirfield, Quantex, Dynamic, Aggressive, Defensive, and Focused is growth of capital. The investment objective of TRUF is current income and growth of income. The investment objective of Bond is maximum current income. The investment objective of Money Market is current income while maintaining a stable share price of $1.00.

On January 31, 2006, Meeder Asset Management, Inc.(“MAM”), the investment advisor to the Funds, offered two new funds to the Trust. The Defensive Growth Fund seeks growth of capital by investing its assets primarily in exchange traded funds (“ETFs”), following a disciplined strategy of “Defensive Investing.” The Defensive Investing discipline, developed by MAM in 1974, seeks to maximize shareholder returns through investing in equity securities when MAM believes the risk/reward relationship is favorable. When MAM believes the risk/reward relationship is unfavorable, Defensive Investing seeks to preserve gains, and protect against losses by shifting assets to investment grade bonds, money market instruments and/or underlying ETFs that invest in fixed income securities. The Focused Growth Fund seeks growth of capital by investing its assets primarily in ETFs that invest in equity securities, following a “Strategic Fund Selection” discipline. The Focused Growth Fund employs a “fund of funds” approach to investing in the equity market and offers investors the opportunity to invest in areas that MAM believes have the greatest relative strength in the stock market, with the ability to diversify a long-term portfolio.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation.    Securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, are valued using fair value procedures approved by the Board of Trustees (“Trustees”). Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Registered investment companies are valued at the daily redemption value as reported by the underlying fund. Bond values the securities held at 4:00 P.M. Eastern Time. Money market securities held in Money Market are valued at amortized cost, which approximates value. The Funds obtain prices from independent pricing services, which use valuation techniques approved by the Trustees. Money Market, in compliance with Rule 2a-7 of the 1940 Act, compares its amortized values, including illiquid and restricted securities, to the prices obtained from the independent pricing services. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Fixed income securities held in the Funds, except Money Market, maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standard (“SFAS”) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value,

56	The Flex-funds

sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the financial statements.

Repurchase agreements.    Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Futures & options.    Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where futures contracts trade, is received or paid and is recorded as an unrealized gain or loss until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received.

Federal income taxes.    It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the effects that FASB Interpretation No. 48 will have on the Funds’ financial statements.

Distributions to shareholders.    Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Quantex, Dynamic, Aggressive, Defensive, and Focused declare and pay dividends from net investment income, if any, on a

The Flex-funds	57

quarterly basis. TRUF declares and pays dividends from net investment income on a monthly basis. Bond and Money Market declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. There were no such reclassifications during the year ended December 31, 2006.

Investment income & expenses.    For Money Market, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions.    Money Market is authorized to issue an indefinite number of shares in the Retail Class and the Institutional Class. Transactions in the capital shares of the Fund for the year ended December 31, 2006 and the year ended December 31, 2005 were as follows:

	2006		2005
	Amount	Shares	Amount	Shares
Retail Class
Issued	$187,692,091	187,692,091	$155,320,448	155,320,448
Reinvested	6,552,436	6,552,436	3,629,377	3,629,377
Redeemed	(163,803,310)	(163,803,310)	(178,399,813)	(178,399,813)
Net increase (decrease)	$30,441,217	30,441,217	$(19,449,988)	(19,449,988)
Institutional Class
Issued	$53,226,895	53,226,895	$73,089,485	73,089,485
Reinvested	732,374	732,374	511,344	511,344
Redeemed	(50,924,798)	(50,924,798)	(82,827,873)	(82,827,873)
Net increase (decrease)	$3,034,471	3,034,471	$(9,227,044)	(9,227,044)

Other.    The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned.

2.    Investment Transactions

For the year ended December 31, 2006, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds were as follows:

	Purchases	Sales
The Muirfield Fund®	$64,742,042	$95,700,072
The Dynamic Growth Fund	23,986,453	38,149,770
The Aggressive Growth Fund	38,104,097	31,037,774
The Defensive Growth Fund	61,597,483	23,850,127
The Focused Growth Fund	53,581,210	20,498,107
The Quantex Fund™	4,796,696	5,101,986
The Total Return Utilities Fund	6,220,201	8,457,756
The U.S. Government Bond Fund	5,357,896	5,276,198

3.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides each Fund, under a separate Investment Advisory Contract, with investment management, research, statistical and advisory services. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. Under a separate Investment Subadvisory Agreement with MAM, Miller/Howard Investments, Inc. (“Miller/Howard”) serves as subadvisor of TRUF. The Investment Subadvisory Agreement provides that it will terminate automatically if

58	The Flex-funds

assigned, and that it may be terminated by MAM without penalty to the Fund by MAM, the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund upon not less than 30 days written notice.

For such services the Funds pay a fee at the following annual rates: Muirfield, TRUF, and Quantex, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to TRUF, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million; Dynamic, Aggressive, Defensive, and Focused, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; Bond, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; and Money Market, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. MAM has contractually agreed to reduce its investment advisory fee by 0.25% for Quantex. During the year ended December 31, 2006, $42,732 of investment advisory fees were waived in Quantex. During the year ended December 31, 2006, MAM voluntarily agreed to reduce $251,238 of investment advisory fees in Money Market.

The Chief Compliance Officer (“CCO”) of the Trust provides the Trust with certain compliance services. In compensation for such services, the Trust pays the CCO an annual fee of $45,000. Prior to November 1, 2006, 30% of the annual fee was paid by another mutual fund trust managed by MAM. The CCO was an affiliate of the Trust and MAM through March 8, 2006. From March 9, 2006 through July 12, 2006, an interim, unaffiliated CCO assumed the CCO responsibilities for the Trust and MAM. Effective July 13, 2006, a permanent, unaffiliated CCO was appointed for the Trust. With the exception of Defensive and Focused, for the period from January 1, 2006 through March 8, 2006, the affiliated CCO received $918 from each Fund. For the same period of time, the CCO did not receive any fees from Defensive and Focused.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows: For Muirfield, TRUF, Quantex, Dynamic, Aggressive, Defensive, and Focused, such fee is equal to the greater of $15 per active shareholder account or 0.12% of each Fund’s average daily net assets. For Bond, such fee is equal to the greater of $15 per active shareholder account or 0.08% of the Fund’s average daily net assets. For Money Market Retail Class and Money Market Institutional Class, such fee is equal to the greater of $20 per active shareholder account or 0.08% of the Fund’s average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund or class. For Funds that are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%. During the year ended December 31, 2006, MFSCo waived $369 and $5,144 of transfer agent fees for Bond and Money Market, respectively. MFSCo also voluntarily waived $17,320 and $15,399 of transfer agent fees for Defensive and Focused, respectively, during the period January 31, 2006 (commencement of the funds) through December 31, 2006.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.10% of each Fund’s average daily net assets up to $50 million and 0.08% of each Fund’s average daily net assets exceeding $50 million.

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

b.	$7,500 for non-Money Market Funds and $30,000 for Money Market.

MAM has voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit Bond’s total annual operating expenses to 1.10% of average daily net assets. MAM has also agreed to reduce its fees and/or reimburse expenses to the extent necessary to achieve an effective yield for the Retail Class that will rank in the top 10% of yields for all general-purpose money market funds in 2006. Lastly, MAM limited the Institutional Class’ total annual operating expenses to 0.34% of average daily net assets. Such reduction and/or reimbursement is limited to the total of fees charged to each Fund or Class by MAM and MFSCo. For the year ended December 31, 2006, MAM and/or MFSCo reimbursed $42,397, $135,732, and $44,065 to Bond, the Retail Class, and the Institutional Class, respectively.

The Flex-funds	59

Adviser Dealer Services, Inc. (“ADS”), an affiliated broker-dealer of MAM, has an arrangement with TRUF whereby a portion of the commissions received from security trades directed through it will be used to help pay expenses of the aforementioned Fund. For the year ended December 31, 2006, ADS did not receive any net commissions in connection with the purchase and sale of investments for TRUF and paid $579 of expenses under this arrangement for the aforementioned Fund.

Muirfield, Dynamic, and Aggressive have entered into an agreement with the Trust’s custodian, The Huntington National Bank (“HNB”), whereby HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the aforementioned Funds. HNB retains 0.03% of the fees collected and forwards the remainder to the appropriate Fund. The Funds use their portion of the fees received to reduce the gross expenses of each Fund. For the year ended December 31, 2006, Muirfield, Dynamic, and Aggressive used $61,143, $27,973, and $1,383 of fees received, respectively, to reduce gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. Muirfield, Quantex, Bond, and the Retail Class have adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. TRUF, Dynamic, Aggressive, Defensive, and Focused have adopted a distribution plan with an annual limitation of 0.25% of average daily net assets. The Institutional Class has adopted a distribution plan with an annual limitation of 0.03% of average daily net assets. For the year ended December 31, 2006, Muirfield, TRUF, Quantex, Dynamic, Aggressive, Defensive, Focused, and Bond voluntarily waived $75,702, $1,837, $24,956, $33,407, $11,454, $5,185, $4,390, and $7,592 of distribution plan (12b-1) expenses, respectively. The Retail Class and the Institutional Class voluntarily waived $206,100 and $6,692, respectively, for a total of $212,792.

An Administrative Services Plan has been adopted for each Fund of the Trust except Money Market. The Administrative Services Plan allows for each eligible Fund to pay a maximum annual amount of 0.20% of average daily net assets to Service Organizations that provide administrative support services to their customers who own Shares of record or benefically. For the year ended December 31, 2006, Muirfield, TRUF, Quantex, Dynamic, Aggressive, Defensive, Focused, and Bond voluntarily waived $94,772, $27,561, $33,844, $34,945, $18,916, $494, $220, and $10,923 of administrative service plan expenses, respectively.

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset, however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, MFSCo, and ADS.

4.    Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2006 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Total Dividends Paid(1)
The Muirfield Fund®	$377,059	$—	$377,059
The Dynamic Growth Fund	92,692	—	92,692
The Aggressive Growth Fund	87,765	—	87,765
The Defensive Growth Fund	295,633	—	295,633
The Focused Growth Fund	207,143	—	207,143
The Quantex Fund™	79,033	—	79,033
The Total Return Utilities Fund	171,433	—	171,433
The U.S. Government Bond Fund	197,693	—	197,693
The Money Market Fund	7,871,702	—	7,871,702

60	The Flex-funds

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2005 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Total Dividends Paid(1)
The Muirfield Fund®	$1,007,736	$—	$1,007,736
The Dynamic Growth Fund	246,363	—	246,363
The Aggressive Growth Fund	37,952	—	37,952
The Quantex Fund™	10,604	—	10,604
The Total Return Utilities Fund	303,370	—	303,370
The U.S. Government Bond Fund	206,740	—	206,740
The Money Market Fund	4,515,922	—	4,515,922

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)(2)	Total Accumulated Earnings/ (Deficit)
The Muirfield Fund®	$3,402	$(2,966)	$(6,390,424)	$3,139,257	$(3,250,731)
The Dynamic Growth Fund	1	(1)	(442,346)	1,138,587	696,241
The Aggressive Growth Fund	836	(836)	(5,649,663)	1,503,067	(4,146,596)
The Defensive Growth Fund	—	—	(482,969)	2,530,182	2,047,213
The Focused Growth Fund	—	—	(346,494)	2,753,673	2,407,179
The Quantex Fund™	816	(816)	(3,579,500)	3,281,055	(298,445)
The Total Return Utilities Fund	183	(183)	(5,211,280)	5,839,362	628,082
The U.S. Government Bond Fund	157,271	(1,751)	(1,116,674)	36,476	(924,678)
The Money Market Fund	30,554	(30,554)	—	—	—

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2006, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Amount	Expires
The Muirfield Fund®	$2,730,407	2009
The Muirfield Fund®	3,660,017	2010
The Dynamic Growth Fund	442,346	2010
The Aggressive Growth Fund	993,221	2008
The Aggressive Growth Fund	618,687	2009
The Aggressive Growth Fund	4,037,755	2010
The Defensive Growth Fund	482,969	2014
The Focused Growth Fund	346,494	2014
The Quantex Fund™	2,329,834	2010
The Quantex Fund™	1,249,666	2011
The Total Return Utilities Fund	3,167,793	2010
The Total Return Utilities Fund	2,043,487	2011
The U.S. Government Bond Fund	735,915	2011
The U.S. Government Bond Fund	125,708	2012
The U.S. Government Bond Fund	141,817	2013
The U.S. Government Bond Fund	113,234	2014

Under current tax laws, net capital losses incurred after October 31, within a Fund’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2006, the Funds did not defer any post October capital losses.

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.
(2)	The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

The Flex-funds	61

5.    Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2006, Charles Schwab & Co., Inc. held for the benefit of others, in aggregate, 49% of TRUF; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 96% of Defensive; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 95% of Focused; Saxon & Co. held 37% of Dynamic; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 64% of Aggressive; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 40% of Bond; and Carey & Company held 46% of Money Market — Institutional Class and therefore may be deemed to control the Funds.

62	The Flex-funds

To The Shareholders and

Board of Trustees of

The Flex-funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Flex-funds (the “Funds”), comprising The Muirfield Fund, The Total Return Utilities Fund, The Quantex Fund, The Dynamic Growth Fund, The Aggressive Growth Fund, The U.S. Government Bond Fund, The Money Market Fund, The Defensive Growth Fund, and The Focused Growth Fund, as of December 31, 2006, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods then ended for The Muirfield Fund, The Total Return Utilities Fund, The Quantex Fund, The Dynamic Growth Fund, The Aggressive Growth Fund, The U.S. Government Bond Fund, and The Money Market Fund, and the statement of operations, changes in net assets, and financial highlights for the period January 31, 2006, commencement of operations, through December 31, 2006 for The Defensive Growth Fund and The Focused Growth Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to December 31, 2004 were audited by another independent accounting firm which expressed unqualified opinions on those financial statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Flex-funds, as of December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the period indicated therein in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

February 16, 2007

The Flex-funds	63

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, MFSCo, and ADS. The Trustees oversee the management of the Trust and elect their officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service as a Flex-funds Trustee are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address(1), and Year of Birth	Year First Elected a Director or Officer of Trust	Position and Number of Funds Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held(3)
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President of Meeder Asset Management, Inc.

Walter L. Ogle Year of Birth: 1937	1982	Trustee	Retired; formerly Executive Vice President of Aon Consulting, an employee benefits consulting group; member of the Trust’s Audit Committee.

James W. Didion Year of Birth: 1930	1982, 1998	Trustee	Retired; formerly Executive Vice President of Core Source, Inc., an employee benefit and Workers’ Compensation administration and consulting firm (1991 – 1997); Chairman of the Trust’s Audit Committee.

Jack W. Nicklaus Year of Birth: 1961	1998	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies; member of the Trust’s Audit Committee.

Stuart M. Allen Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency; member of the Trust’s Audit Committee.

Anthony D’Angelo Year of Birth: 1959	2006	Trustee	Director of Sales, WSYX ABC 6/WTTE Fox 28, television stations owned and operated by Sinclair Broadcast Group; member of the Trust’s Audit Committee.

Dale W. Smith Year of Birth: 1959	2006	Vice President	Chief Financial Officer of Meeder Asset Management, Inc. (2005 - present); formerly Senior Vice President of Financial Services of BISYS Fund Services (1996 – 2004).

64	The Flex-funds

Name, Address(1), and Year of Birth	Year First Elected a Director or Officer of Trust	Position and Number of Funds Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held(3)
Terra D. Case Year of Birth: 1971	2006	Vice President and Secretary	Associate General Counsel of Meeder Asset Management, Inc. and Mutual Funds Service Co., the Trust’s transfer agent (2005 – present); formerly attended Capital University School of Law (2002 – 2005).

David R. Carson Year of Birth: 1958	2006	Chief Compliance Officer	Chief Compliance Officer and Anti-Money Laundering Officer of the Huntington Funds and Huntington VA Funds (2005 – present); Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (2002 – 2005).

Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent.

(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all nine Funds in the Trust.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

The Statement of Addition Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Other Information

The Funds file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ schedules of positions are also available on the Funds’ website at www.flexfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www/sec.gov, or, without charge, upon request by calling toll-free 1-800-325-3539.

The Flex-funds	65

The Flex-funds	2006 Annual Report | December 31, 2006

Manager and Investment Advisor

Meeder Asset Management, Inc.

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Subadvisor/The Total Return Utilities Fund

Miller/Howard Investments, Inc.

141 Upper Byrdcliffe Road, P.O. Box 549

Woodstock, New York 12498

Board of Trustees

James Didion

Robert S. Meeder, Jr.

Jack Nicklaus II

Walter L. Ogle

Anthony D’Angelo

Stuart Allen

Custodian

The Huntington National Bank

Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive

Dublin, Ohio 43017

Auditors

Cohen Fund Audit Services, LTD

800 Westpoint Parkway, Suite 1100

Westlake, Ohio 44145

The Flex-funds 2006 Annual Report | December 31, 2006

The Flex-funds

Managed by Meeder Asset Management, Inc.

6125 Memorial Drive, Dublin Ohio, 43017

Call Toll Free 800-325-3539 | 760-2159

Fax: 614-766-6669 | www.flexfunds.com

Email: flexfunds@meederfinancial.com

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

Currently, The Flex-funds (the “Funds”) do not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds’ financial statements, supervise the Funds’ preparation of its financial statements, and oversee the work of the Funds’ independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee financial expert.”

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$48,500	$48,400
Audit-Related Fees	1,850	1,595
Tax Fees	11,590	15,620
All Other Fees	5,690	4,250

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $19,080 and $21,410 respectively.

(h) Not applicable.

Items 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Flex-funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	February 28, 2007

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	February 28, 2007